UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Suite 500, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Howard B. Surloff, Esq.	Copies to:
Goldman, Sachs & Co.	Jeffrey A. Dalke, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2005

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds G R O W T H E Q U I T Y F U N D S Annual Report August 31, 2005 Long-term capital growth potential from a diversified portfolio of equity investments.

Goldman Sachs Growth Equity Funds GOLDMAN SACHS CAPITAL GROWTH FUND GOLDMAN SACHS STRATEGIC GROWTH FUND GOLDMAN SACHS CONCENTRATED GROWTH FUND GOLDMAN SACHS GROWTH OPPORTUNITIES FUND GOLDMAN SACHS SMALL/MID-CAP GROWTH FUND The Capital Growth Fund invests primarily in large-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Strategic Growth Fund invests primarily in large-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Concentrated Growth Fund invests primarily in U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions.The Fund may invest in securities of any capitalization, including mid-cap and small-cap companies, which involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Concentrated Growth Fund is “non-diversified” under the Investment Company Act of 1940 and may invest a large percentage of its assets in fewer issuers than “diversified” mutual funds. Because of the smaller number of stocks generally held in the Fund’s portfolio, the Fund may be subject to greater risks than a more diversified fund. A change in the value of any single holding may affect the overall value of the portfolio more than it would affect a diversified fund that holds more investments. The Growth Opportunities Fund invests in U.S. equity investments with a primary focus on mid-cap companies. The Fund is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions.The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Goldman Sachs Small/Mid-Cap Growth Fund invests in equity investments with a primary focus on small- and mid-cap companies.The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. NOT FDIC-INSURED May Lose Value No Bank Guarantee

GOLDMAN SACHS GROWTH EQUITY FUNDS

What Differentiates Goldman Sachs' Growth Investment Process?

For over 24 years, the Goldman Sachs Growth Team has consistently applied a three-step investment process based on our belief that wealth is created through the long-term ownership of growing businesses.

GOLDMAN SACHS' GROWTH INVESTMENT PROCESS


1
BUY THE BUSINESS
2
BUY HIGH-QUALITY GROWTH BUSINESSES
3
BUY AT AN ATTRACTIVE VALUATION

1 BUY THE BUSINESS

Make decisions as long-term business owners rather than as stock traders

Perform in-depth, fundamental research

Focus on long-term structural and competitive advantages

Result

Performance driven by the compounding growth of businesses over time — not short-term market movements

Long-term participation in growing businesses — less reliance on macroeconomic predictions, market timing, sector rotation or momentum

2 BUY HIGH-QUALITY GROWTH BUSINESSES

Identify high quality growth businesses. Some required investment criteria include:

- Established brand names
- Dominant market shares
- Pricing power
- Recurring revenue streams
- Free cash flow
- Long product life cycles
- Favorable long-term growth prospects
- Excellent management

Result

Investment in businesses that we believe are strategically positioned for consistent long-term growth

3 BUY AT AN ATTRACTIVE VALUATION

- Perform rigorous valuation analysis of every potential investment
- Use valuation tools and analytics to ensure that the high-quality business franchises we have identified also represent sound investments

Result

Good investment decisions based on solid understanding of what each business is worth

Attractive buying opportunities as the stock prices of quality growth businesses fluctuate over time

1

P O R T F O L I O R E S U LT S Capital Growth Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs Capital Growth Fund during the one-year reporting period that ended August 31, 2005. Performance Review Over the one-year period that ended August 31, 2005, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 9.56%, 8.76%, 8.77%, 10.02% and 9.48%, respectively. These returns compare to the 12.14% cumulative total returns of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), over the same time period. While the Fund generated positive absolute results during the period, it lagged its benchmark on a relative basis. This was largely the result of weakness in both the Media and Finance sectors. Conversely, the portfolio benefited from strength in the Health Care and Producer Goods & Services sectors. The primary reason the Media sector detracted from returns was the Fund’s exposure to Univision Communications, Inc. Univision’s stock fell after it indicated that fourth quarter revenues would come in below expectations due to a weak television network scatter business. The scatter market is where national advertisers make a national purchase for a short period of time to supplement their other advertising commitments on a specific network. The weakness is primarily due to several advertisers, particularly retailers, who were absent from this year’s scatter market. Univision has more exposure to the network scatter business than a traditional broadcast network because it does not sell out its entire television inventory. The company is willing to run fewer minutes of commercials in order to maintain pricing power. Importantly, we believe the businesses that represent 90% of Univision’s revenues remain strong. These include the upfront advertising commitments on the network, its television station group, and its radio station group. Towards the end of the reporting period, its stock rallied strongly. The stocks of Fannie Mae and Freddie Mac were weak over the period. Recently, the Senate Banking Committee approved a bill that would require both Fannie Mae and Freddie Mac to shrink their mortgage portfolios. The companies’ stock prices weakened on the news as investors considered the implications for the Committee’s bill. On the positive side in the Health Care sector, Caremark Rx, Inc.’s shares rose and positively contributed to performance. Its stock benefited from news that a pending investigation by the Justice Department is near settlement. In addition, Caremark reported strong quarterly results as it geared up for a large contract recently won as well as a significant increase in mail pharmacy revenues. Due to the company’s strong performance and its significant cash flow generation, the company increased its share repurchase program by $500 million. 2

P O R T F O L I O R E S U LT S Within the Producer Goods & Services sector, Moody’s Corp. and The McGraw-Hill Companies, Inc. were top performers for the portfolio. Moody’s reported solid earnings during the period, driven by better-than-expected ratings strength in U.S. residential mortgage and home-equity securities. The company also raised its earnings outlook. Along with McGraw-Hill’s subsidiary, Standard & Poor’s, these two agencies operate in an industry environment that can be characterized as quasi-monopolistic or a “partnership-monopoly.” We believe their long-term growth prospects are being driven by increasing international bond issuance and an ever-growing global market for new and complex structured financing vehicles. Portfolio Composition As bottom-up stock pickers, we focus on the real worth of the business. To the extent that we find several businesses in related industries that have long-term growth potential, we may become heavily invested in a particular sector. With this in mind, as of August 31, 2005, Technology, Health Care and Consumer Discretionary were the largest sectors in the Fund’s portfolio. The Fund tends to avoid making heavy investments in Capital Goods, Basic Industry and other cyclical industries that we feel are typically incapable of exhibiting long-term growth. Additionally, these types of businesses do not generally have the pricing power and strong business franchise characteristics that we prefer. Sector Allocation (Percentage of Portfolio) as of August 31, 2005 The percentage shown for each investment sector reflects the value of investments in that sector as a percentage of market value. Short-term investments include repurchase agreements and securities lending collateral. 3

P O R T F O L I O R E S U LT S Portfolio Highlights During the reporting period, there were a number of holdings that enhanced results, including the following: Crown Castle International Corp. — Crown Castle’s stock was up as the company refinanced its balance sheet, turning its high yield debt into lower yielding debt, effectively decreasing its annual interest expense. This translates into a $50 million increase in free cash flow for the tower company. We believe the nature of the tower industry ensures transparency in revenue and earnings growth because these businesses are able to lock their wireless telephony and broadcast customers into long-term contracts. Microsoft Corp. — Microsoft enjoyed positive sentiment as investors were reminded of the company’s strong pipeline of products during a recent meeting with financial analysts. Among other projects, Microsoft’s Xbox 360 is on track for launch in November 2005. The Charles Schwab Corp. — Charles Schwab’s stock soared during the fiscal year. The company expanded return-on-equity by 7%, boosted operating margins, and reduced headcount, which contributed to strong operating leverage. In addition, client assets grew to an all-time high of $1.1 trillion and asset management fees now equal about half of total revenue. We are pleased that Schwab is having success in converting its clients over to a fee-based model. We believe this transition from relying mostly on trading revenue to a more stable and recurring form of revenue will help stabilize the company’s earnings in difficult market conditions. We thank you for your investment and look forward to your continued confidence. Goldman Sachs Growth Equity Investment Team New York, September 22, 2005 4

FUND BASICS

Capital Growth Fund

as of August 31, 2005

Assets Under Management

$1.9 Billion

Number of Holdings

71

NASDAQ SYMBOLS

Class A Shares

GSCGX

Class B Shares

GSCBX

Class C Shares

GSPCX

Institutional Shares

GSPIX

Service Shares

GSPSX

PERFORMANCE REVIEW

September 1, 2004–August 31, 2005	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]
Class A	9.56%	12.14%
Class B	8.76	12.14
Class C	8.77	12.14
Institutional	10.02	12.14
Service	9.48	12.14

[1] The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2] The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged Index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/05	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-3.19%	-6.64%	7.87%	10.25%	4/20/90
Class B	-3.31	-6.65	n/a	6.94	5/1/96
Class C	0.63	-6.27	n/a	3.50	8/15/97
Institutional	2.77	-5.20	n/a	4.66	8/15/97
Service	2.28	-5.66	8.40[4]	10.61[4]	4/20/90

[3] **The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.**

[4] Performance data for Service Shares prior to August 15, 1997 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Capital Growth Fund reflects the expenses applicable to the Fund's Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

The returns represent past performance. Past performance does not guarantee future results. The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

GOLDMAN SACHS CAPITAL GROWTH FUND

TOP 10 HOLDINGS AS OF 8/31/05[5]

Holding	% of Net Assets	Line of Business
Microsoft Corp.	4.6%	Computer Software
Freddie Mac	3.9	Financials
The McGraw-Hill Companies, Inc.	3.7	Commercial Services
QUALCOMM, Inc.	3.5	Semiconductors
PepsiCo, Inc.	3.2	Beverages
Dell, Inc.	3.1	Computer Hardware
Viacom, Inc. Class B	3.1	Movies & Entertainment
Lowe's Companies, Inc.	3.0	Retailing
First Data Corp.	2.6	Computer Services
Cisco Systems, Inc.	2.6	Networking Telecommunications Equipment

[5] The top 10 holdings may not be representative of the Fund's future investments.

6

P O R T F O L I O R E S U LT S Strategic Growth Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs Strategic Growth Fund during the one-year reporting period that ended August 31, 2005. Performance Review Over the one-year period that ended August 31, 2005, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 8.44%, 7.60%, 7.46%, 8.82% and 8.27%, respectively. These returns compare to the 12.14% cumulative total return of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), over the same time period. While the Fund generated positive returns over the period, it underperformed its benchmark. This was largely due to stock-specific events. For example, Fannie Mae and Freddie Mac weighed on the Fund’s performance. Recently, the Senate Banking Committee approved a bill that would require both Fannie Mae and Freddie Mac to shrink their mortgage portfolios. The companies’ stock prices weakened on the news as investors considered the implications for the Committee’s bill. Wal-Mart Stores, Inc. also detracted from Fund performance. Wal-Mart recently reported that its third quarter earnings will fall short of analysts’ expectations, causing its stock to weaken. Avon Products also hurt Fund performance over the period. In July, Avon Products announced that its third quarter earnings would be below analysts’ expectations, driving its stock down and detracting from Fund results. The lowered guidance was primarily due to unexpected weakness in China and in Central and Eastern Europe. As a result, our fundamental outlook on the business deteriorated and we completely sold out of Avon after having trimmed the position several times on strength during the second quarter. In contrast, Google, Inc. enhanced Fund performance over the period. Google’s stock rallied, advancing nearly 180% during the period and has been driven by strong revenue growth from advertising. Several analysts also upgraded the company based on the outlook for strong Internet advertising revenue. The company owns one of the most recognized brands on the Internet, whose name is synonymous with search. Additionally, Google is the dominant beneficiary of secular growth in online advertising involving the Internet search market and has a commanding market share. The company generates strong free cash flow, and combined with low capital expenditure costs, operates with very high margins — over 50%. Caremark Rx, Inc. was a top contributor to performance over the period. The stock benefited from news that a pending investigation by the Justice Department is near settlement. Caremark reported strong first quarter results as it prepared to meet the needs of a large new customer, as well as generating a significant increase in revenues from its mail order pharmacy operations. Due to the company’s strong performance and its significant cash flow generation, the company increased its share repurchase program by $500 million. 7

P O R T F O L I O R E S U LT S Portfolio Composition The Fund invests primarily in large-cap growth stocks. More specifically, we seek businesses with dominant market share, established brand name, pricing power, recurring revenue stream, and free cash flow. Additionally, we seek companies with high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Fund is more selective and focused than many mutual funds and there are typically 50 to 70 holdings in the portfolio. Sector Allocation (Percentage of Portfolio) as of August 31, 2005 The percentage shown for each investment sector reflects the value of investments in that sector as a percentage of market value. Short-term investments include repurchase agreements. 8

P O R T F O L I O R E S U LT S Portfolio Highlights While the Fund underperformed its benchmark during the reporting period, there were a number of holdings that enhanced results, including the following: Crown Castle International Corp. and American Tower Corp. — Crown Castle’s stock was up as the company refinanced its balance sheet, turning its high yield debt into lower yielding debt, effectively decreasing its annual interest expense. This translates into a $50 million increase in free cash flow for the tower company. We also own American Tower Corp. in the Fund. The company is the largest independent owner and operator of wireless telecommunication towers in the United States, and shares a duopoly with Crown Castle. We believe the nature of the tower industry ensures transparency in revenue and earnings growth because these businesses are able to lock their wireless telephone and broadcast customers into long-term contracts. The Charles Schwab Corp. — The stock soared in July on the heels of a better-than-expected quarterly earnings report. The company expanded return-on-equity by 7%, boosted operating margins, and reduced headcount, which contributed to strong operating leverage. In addition, client assets grew to an all-time high of $1.1 trillion and asset management fees now equal about half of total revenue. We are pleased that Schwab is having success in converting its clients over to a fee-based model. We believe this transition from relying mostly on trading revenue to a more stable and recurring form of revenue will help stabilize the company’s earnings in difficult market conditions. Amgen, Inc. — The Fund was aided by the performance of Amgen’s stock, which was up sharply over the period. The company recently reported solid earnings growth, which was driven by robust sales of its anemia and arthritis drugs. Amgen also raised its profit forecast for the remainder of the year. Amgen is the largest biotech company in the world with leading products in the hematology, oncology, and rheumatoid arthritis markets. Amgen presently has five major marketed products and is more diversified than the typical biotech company. We thank you for your investment and look forward to your continued confidence. Goldman Sachs Growth Team New York, September 22, 2005 9

FUND BASICS

Strategic Growth Fund

as of August 31, 2005

Assets Under Management

$341.7 Million

Number of Holdings

52

NASDAQ SYMBOLS

Class A Shares

GGRAX

Class B Shares

GSWBX

Class C Shares

GGRCX

Institutional Shares

GSTIX

Service Shares

GSTSX

PERFORMANCE REVIEW

September 1, 2004–August 31, 2005	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]
Class A	8.44%	12.14%
Class B	7.60	12.14
Class C	7.46	12.14
Institutional	8.82	12.14
Service	8.27	12.14

[1] The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2] The Russell 1000 Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged Index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/05	One Year	Five Years	Since Inception	Inception Date
Class A	-4.79%	-7.89%	-3.47%	5/24/99
Class B	-5.00	-7.90	-3.30	5/24/99
Class C	-0.88	-7.52	-3.26	5/24/99
Institutional	1.24	-6.45	-2.18	5/24/99
Service	0.71	-6.79	-2.54	5/24/99

[3] **The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.**

The returns represent past performance. Past performance does not guarantee future results. The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 8/31/05[4]

Holding	% of Net Assets	Line of Business
Microsoft Corp.	5.2%	Computer Software
Freddie Mac	4.5	Financials
QUALCOMM, Inc.	4.3	Semiconductors
First Data Corp.	4.1	Computer Services
The McGraw-Hill Companies, Inc.	3.4	Commercial Services
PepsiCo, Inc.	3.4	Beverages
Schlumberger Ltd.	3.3	Oil Well Services & Equipment
Viacom, Inc. Class B	2.9	Movies & Entertainment
Lowe's Companies, Inc.	2.8	Retailing
Wal-Mart Stores, Inc.	2.7	Retailing

[4] The top 10 holdings may not be representative of the Fund's future investments.

10

P O R T F O L I O R E S U LT S Concentrated Growth Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs Concentrated Growth Fund during the one-year reporting period that ended August 31, 2005. Performance Review Over the one-year period that ended August 31, 2005, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 10.52%, 9.71%, 9.64%, 10.95% and 10.43%, respectively. These returns compare to the 12.14% cumulative total return of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), over the same time period. While the Fund generated positive returns over the period it underperformed its benchmark. This was largely due to stock-specific events. For example, Fannie Mae and Freddie Mac weighed on the Fund’s performance. Recently, the Senate Banking Committee approved a bill that would require both Fannie Mae and Freddie Mac to shrink their mortgage portfolios. The companies’ stock prices weakened on the news as investors considered the implications for the Committee’s bill. Wal-Mart Stores, Inc. also detracted from Fund performance. Wal-Mart recently reported that its third quarter earnings will fall short of analysts’ expectations, causing its stock to weaken. The company cited concerns about the impact of high oil prices on low-income consumers. Despite the recent weakness, we believe that Wal-Mart’s long-term growth will be supported by its U.S. grocery effort. We believe that Wal-Mart’s international business, which currently constitutes between 15-20% of sales, should help the company sustain strong long-term growth. eBay, Inc. detracted from the Fund’s performance over the fiscal year and we eliminated the holding from the portfolio. Earlier in the period, eBay’s stock fell sharply on the heels of a quarterly earnings report. While the company beat its earnings and revenue guidance, it fell slightly short of Wall Street’s higher expectations. The shortfall was attributed to the fact that eBay boosted its strategic investments during the reporting period, primarily in China and Paypal. Pfizer, Inc.’s weak performance weighed on the Fund and we sold out of the company during the period. Pfizer’s stock was under pressure due to concerns over new data suggesting an increased cardiac risk linked to its COX-2 inhibitors, Celebrex and Bextra, as well as other over-the-counter anti-inflammatory pain relievers. In contrast, Google, Inc. enhanced Fund performance over the fiscal year. Google’s stock rallied, advancing nearly 180% during the period and has been driven by strong revenue growth from advertising. Several analysts also upgraded the company based on the outlook for strong Internet advertising revenue. The company owns one of the most recognized brands on the Internet, whose name is synonymous with search. Additionally, Google is the dominant beneficiary of secular growth in online advertising involving the Internet search market and has a commanding market share. The company generates strong free cash flow, and combined with low capital expenditure costs, operates with very high margins — over 50%. 11

P O R T F O L I O R E S U LT S Caremark Rx, Inc. was a top contributor to performance over the past year. The stock benefited from news that a pending investigation by the Justice Department is near settlement. Caremark reported strong first quarter results bolstered by the ramping up of a large contract that was recently won as well as a significant increase in mail pharmacy revenues. Due to the company’s strong performance and its significant cash flow generation, the company increased its share repurchase program by $500 million. Portfolio Composition The Fund typically holds 30-40 high quality growth companies and tends to be more concentrated in individual holdings, industries, and sectors than the typical, broadly diversified large-cap growth fund. Sector Allocation (Percentage of Portfolio) as of August 31, 2005 The percentage shown for each investment sector reflects the value of investments in that sector as a percentage of market value. Short-term investments include repurchase agreements. 12

P O R T F O L I O R E S U LT S Portfolio Highlights While the Fund underperformed its benchmark during the reporting period, there were a number of holdings that enhanced results, including the following: Moody’s Corp. and The McGraw-Hill Companies, Inc. — The ratings agencies, McGraw-Hill Companies, which owns Standard & Poor’s (S&P), and Moody’s Corp. have been top performers for the Fund. These businesses meet our investment criteria as they operate in an industry environment that can be characterized as quasi-monopolistic or a “partnership-monopoly.” This is because most issuers tend to have at least two ratings, one from each agency. As a result, S&P and Moody’s rate approximately 90% of the debt issuance in the U.S. Stryker Corp. — Stryker is a leader in the worldwide orthopedic market and is one of the world’s largest medical device companies. We believe Stryker should benefit from current secular and demographic trends as well as the evolution of new technology within this area. In addition, the baby boomer generation is growing faster than the rest of the population and approaching the average age at which reconstructive and replacement surgeries are more necessary. Furthermore, obesity has become prevalent throughout the U.S. population, which presents a potential need for replacements earlier in life. Starwood Hotels & Resorts Worldwide, Inc. — Starwood is an emerging lodging leader and we believe is situated to benefit from very favorable fundamentals in the U.S. lodging industry over the next several years. We believe that the underlying fundamentals of the U.S. lodging industry appear very promising. A consolidated industry, professional managers and owners of hotels, as well as a consolidated and more discerning lending community has helped to tame the boom-bust hotel real estate cycles of the past. We believe Starwood has several internal initiatives and opportunities that make its story even more attractive. The company recently completed a four-year, $1 billion property refurbishment cycle that affected over 80% of its hotels. We thank you for your investment and look forward to your continued confidence. Goldman Sachs Growth Team New York, September 22, 2005 13

FUND BASICS

Concentrated Growth Fund

as of August 31, 2005

Assets Under Management

$148.5 Million

Number of Holdings

36

NASDAQ SYMBOLS

Class A Shares

GCGAX

Class B Shares

GCGBX

Class C Shares

GCGCX

Institutional Shares

GCRIX

Service Shares

GCGSX

PERFORMANCE REVIEW

September 1, 2004–August 31, 2005	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]
Class A	10.52%	12.14%
Class B	9.71	12.14
Class C	9.64	12.14
Institutional	10.95	12.14
Service	10.43	12.14

[1] The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2] The Russell 1000 Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged Index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/05	One Year	Since Inception	Inception Date
Class A	-3.73%	6.33%	9/3/02
Class B	-3.95	6.72	9/3/02
Class C	0.09	7.61	9/3/02
Institutional	2.30	8.90	9/3/02
Service	1.74	8.44	9/3/02

[3] **The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.**

The returns represent past performance. Past performance does not guarantee future results. The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 8/31/05[4]

Holding	% of Net Assets	Line of Business
First Data Corp.	5.5%	Computer Services
Freddie Mac	5.5	Financials
QUALCOMM, Inc.	5.5	Semiconductors
Microsoft Corp.	5.4	Computer Software
The McGraw-Hill Companies, Inc.	5.3	Commercial Services
Viacom, Inc. Class B	5.2	Movies & Entertainment
Schlumberger Ltd.	4.6	Oil Well Services & Equipment
Cendant Corp.	4.3	Gaming/Lodging
Caremark Rx, Inc.	4.1	Pharmacy Benefit Manager
Univision Communications, Inc.	4.1	Broadcasting & Cable/Satellite TV

[4] The top 10 holdings may not be representative of the Fund's future investments.

14

P O R T F O L I O R E S U LT S Growth Opportunities Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs Growth Opportunities Fund during the one-year reporting period that ended August 31, 2005. Performance Review Over the one-year period that ended August 31, 2005, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 19.54%, 18.63%, 18.65%, 20.03% and 19.45%, respectively. These returns compare to the 26.45% cumulative total return of the Fund’s benchmark, the Russell Midcap Growth Index (with dividends reinvested), over the same time period. The Fund generated positive absolute returns during the reporting period but lagged its benchmark. This was largely due to the weakness of the Fund’s holdings in the Media and Health Care sectors. Conversely, a number of the Fund’s Consumer Discretionary and Producer Goods & Services stocks enhanced results. Detractors from performance in the Media sector included Univision Communications, Inc. and Citadel Broadcasting Corp. Univision’s stock fell after it indicated that fourth quarter revenues would come in below expectations due to a weak television network scatter business. The scatter market is where national advertisers make a national purchase for a short period of time to supplement their other advertising commitments on a specific network. The weakness is primarily due to several advertisers, particularly retailers, who were absent from this year’s scatter market. Univision has more exposure to the network scatter business than a traditional broadcast network because it does not sell out its entire television inventory. The company is willing to run fewer minutes of commercials in order to maintain pricing power. Importantly, we believe the businesses that represent 90% of Univision’s revenues remain strong. These include the upfront advertising commitments on the network, its television station group, and its radio station group. Towards the end of the reporting period, its stock rallied strongly. Citadel Broadcasting suffered along with other companies exposed to the radio market. Despite reporting a strong first quarter of 2005, shares of Citadel fell during the fiscal year as investors remained negative on the radio industry. As a result of our lower expectations for the company, we exited the position and used the proceeds to add to holdings that we believed offered greater potential. Many of the Fund’s Health Care companies were weak during the reporting period, driven by negative investor sentiment and general weakness in the biotech area. OSI Pharmaceuticals, Inc., Eyetech Pharmaceutical, Inc. and Biogen Idec, Inc. ended the reporting period in negative territory. Biogen Idec’s shares fell as its drug, Tysabri, got pulled from the market after it was cited as contributing to three deaths. This event highlighted the high risk/reward nature of biotech investing and the potential risks even for approved drugs. We subsequently eliminated Biogen Idec from the portfolio as we believed the recent events impaired the fundamentals of the business and has the potential to change the company’s business prospects. Within the Consumer Discretionary sector, several of the Fund’s holdings added to performance including Chico’s FAS, Inc. and Harrah’s Entertainment, Inc. Chico’s investors reacted positively to the company’s fifth annual meeting with financial analysts, which took 15

P O R T F O L I O R E S U LT S place during the year. We believe Chico’s continues to execute well and remains a best-in-class retailer. The company announced that it will be launching a Platinum line of higher priced and higher margin goods. In addition to very strong sales, Chico’s plans to increase its catalog distribution by 20% in 2005. W.W. Grainger, Inc. and Alliant Techsystems, Inc. were examples of strong performers within the Producer Goods & Services sector. Shares of Grainger, a company which supplies everything from motors to welding equipment, continued to rise after it reported strong results amid an improvement in gross profit margins in July. Grainger also lifted its 2005 earnings estimates. Alliant’s stock rose in reaction to several positive catalysts, including the announcement that the supplemental defense budget would be greater than expected. Portfolio Composition The Fund invests primarily in medium-sized growth companies with a market capitalization between $1 and $10 billion. Since our strategy’s inception, we have focused on several key investment criteria that we believe can truly be expected to drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends, and excellent management. We strive to purchase these companies at reasonable valuations in order to capture the full benefits of their growth. Sector Allocation (Percentage of Portfolio) as of August 31, 2005 The percentage shown for each investment sector reflects the value of investments in that sector as a percentage of market value. Short-term investments include repurchase agreements and securities lending collateral. 16

P O R T F O L I O R E S U LT S Portfolio Highlights While the Fund underperformed its benchmark during the reporting period, there were a number of holdings that enhanced results, including the following: Marvell Technology Group Ltd. — Marvell Technology continued to execute well in terms of gaining share in the hard drive semiconductor market. The company also benefited from strong hard drive unit growth resulting from unit growth of small form factor hard drives in consumer products including music players such as iPods and digital video recorders such as TiVo. In addition, Marvell’s wireless local area network (LAN) for consumer markets has seen early success, including getting designed into Sony’s new Play Station Portable product. Iron Mountain, Inc. — After several months of mixed results, Iron Mountain, Inc. was a strong contributor to performance. The company reported double-digit earnings growth and increasing revenues. Iron Mountain, with an existing dominant franchise in data storage and information management, raised its earnings forecast for 2005 as its newer digital archive business segment enjoys sustained growth. Avocent Corp. — Avocent was a top performer in the portfolio during the year. Company operating results swung to a profit from losses a year ago. Key reasons for growth cited by management included increasing the efficiency of its sales force, narrowing its research and development focus, and reducing expenditures. In addition, Avocent named a new CFO during the year, Edward Blankenship. We view this as a positive development and believe that it will be a smooth transition for the company veteran. As always, we thank you for your investment and look forward to your continued confidence. Goldman Sachs Growth Equity Investment Team New York, September 22, 2005 17

FUND BASICS

Growth Opportunities Fund

as of August 31, 2005

Assets Under Management

$1.9 Billion

Number of Holdings

72

NASDAQ SYMBOLS

Class A Shares

GGOAX

Class B Shares

GGOBX

Class C Shares

GGOCX

Institutional Shares

GGOIX

Service Shares

GGOSX

PERFORMANCE REVIEW

September 1, 2004–August 31, 2005	Fund Total Return (based on NAV)[1]	Russell Midcap Growth Index[2]
Class A	19.54%	26.45%
Class B	18.63	26.45
Class C	18.65	26.45
Institutional	20.03	26.45
Service	19.45	26.45

[1] The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2] The Russell Midcap Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged Index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/05	One Year	Five Years	Since Inception	Inception Date
Class A	1.34%	3.08%	12.97%	5/24/99
Class B	1.46	3.11	13.29	5/24/99
Class C	5.45	3.49	13.17	5/24/99
Institutional	7.67	4.68	14.47	5/24/99
Service	7.11	4.15	13.88	5/24/99

[3] **The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.**

The returns represent past performance. Past performance does not guarantee future results. The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 8/31/05[4]

Holding	% of Net Assets	Line of Business
Harman International Industries, Inc.	2.4%	Audio & Visual Equipment
Linear Technology Corp.	2.2	Semiconductors
W.W. Grainger, Inc.	2.2	Producer Goods
Fisher Scientific International, Inc.	2.1	Medical Products
Charles River Laboratories Int'l., Inc.	2.1	Medical Supplies
Crown Castle International Corp.	2.1	Telecommunications
Lamar Advertising Co.	2.1	Publishing
Smith International, Inc.	2.1	Oil Well Services & Equipment
C.R. Bard, Inc.	2.0	Medical Products
Univision Communications, Inc.	2.0	Broadcasting & Cable/Satellite TV

[4] The top 10 holdings may not be representative of the Fund's future investments.

18

P O R T F O L I O R E S U LT S Small/Mid-Cap Growth Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs Small/Mid-Cap Growth Fund during the period from its inception on June 30, 2005 through August 31, 2005. Performance Review Over the period from the Fund’s inception on June 30, 2005 through August 31, 2005, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 4.00%, 3.60%, 3.60%, 3.80% and 3.70%, respectively. These returns compare to the 4.99% cumulative total return of the Fund’s benchmark, the Russell 2500 Growth Index (with dividends reinvested), over the same time period. The Fund generated positive absolute returns during the reporting period, but lagged its benchmark. This was largely due to the weakness of the Fund’s holdings in the Consumer Discretionary and Technology sectors. Conversely, a number of the Fund’s Finance and Health Care stocks enhanced results. On the downside within the Consumer Discretionary sector, PETCO Animal Supplies, Inc. and Design Within Reach, Inc. detracted from performance. PETCO’s stock was weak after the company lowered full-year guidance and reported lower customer traffic. We believe that the new guidance was conservative and gives PETCO a lot of room to surprise on the upside. Most retailers, including others in the pet industry, reported similarly declining traffic and we are confident that this is not a long-term fundamental issue for PETCO. Design Within Reach’s stock sold off during the period when the company disappointed investors during its quarterly earnings report and lowered expectations for its outlook. The company is an integrated provider of distinctive modern design furnishings and accessories. Management cited margin pressures due to shipping costs and increased compliance-related expenses due to Sarbanes-Oxley rules. In the Technology sector, investors reacted negatively to Dolby Laboratories, Inc.’s lowered 2005 guidance based on weaker royalty reports. The company said that declining sales of traditional DVD players, the slower-than-expected switch to next generation players, and the lack of a High—Definition (HD) standard had a negative impact on performance. We believe the long-term fundamentals for the company remain intact. The Finance sector contributed to returns during the period. Investors were pleased when Commerce Bancorp, Inc. reported its earnings that showed that net income for the bank rose 20%, boosted by higher deposits, assets, and loans. While the Federal Reserve Board has made progress on raising short-term interest rates, long-term rates have remained low, putting pressure on the bank’s margins. Despite this, Commerce managed expenses well and projected a positive outlook for the third quarter of 2005. In the Health Care sector Amylin Pharmaceuticals, Inc. and Protein Design Labs, Inc. both contributed to returns. Shares of Amylin rose as the company released positive results of a phase-two study of its Long-Acting-Release (LAR) diabetes drug. The company had recently acquired Food and Drug Administration (FDA) approval for the drug and the strong results 19

P O R T F O L I O R E S U LT S boosted prospects of it going to market. Protein Design Labs is a biotech company that specializes in the discovery and development of antibodies in the treatment of diseases. The company also collects royalty payments from other biotech companies who use its antibodies under a license agreement. During the reporting period, the company increased its revenue outlook for the year. Portfolio Composition The Fund invests, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in small and mid-sized companies with market capitalizations within the range of the Russell 2500 Growth Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 2500 Growth Index, as of May 31, 2005, is between $20 million and $7.5 billion. Sector Allocation (Percentage of Portfolio) as of August 31, 2005 The percentage shown for each investment sector reflects the value of investments in that sector as a percentage of market value. Short-term investments include repurchase agreements and securities lending collateral. 20

P O R T F O L I O R E S U LT S Portfolio Highlights During the reporting period, there were a number of holdings that enhanced results, including the following: York International Corp. — Shares of York International surged at the end of August amid talk of a takeover of the company by automotive supplier, Johnson Controls, Inc. There was also speculation that Johnson’s bid for York, which makes heating and cooling systems, may have roused other buyers, setting the stage for a potential bidding war. W.W. Grainger, Inc. — Shares of W.W. Grainger, which supplies everything from motors to welding equipment, continued to rise after reporting strong results amid an improvement in gross profit margins in July. Grainger also lifted its 2005 earnings estimates. Cognos, Inc. — Cognos’ shares appreciated after the software maker announced a multi-year deal with Boeing Co., the largest U.S. plane manufacturer. We appreciate your investment and look forward to earning your continued confidence in the years to come. Goldman Sachs Growth Equity Investment Team New York, September 22, 2005 21

F U N D B A S I C S Small/Mid-Cap Growth Fund as of August 31, 2005 Assets Under Management P E R F O R M A N C E R E V I E W Fund Total Return Russell 2500 $6.1 Million June 30, 2005—August 31, 2005 (based on NAV)1 Growth Index2 Class A 4.00% 4.99% Class B 3.60 4.99 Number of Holdings Class C 3.60 4.99 Institutional 3.80 4.99 104 Service 3.70 4.99 1The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges. N A S D A Q S Y M B O L S 2The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of Class A Shares the total market capitalization of the Russell 3000 Index. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged Index. GSMAX S TA N D A R D I Z E D T O TA L R E T U R N S The Small/Mid Cap Growth Fund commenced operations on June 30, 2005, and has Class B Shares no performance for the period ended June 30, 2005. The returns represent past performance. Past performance does not guarantee future results. GSMDX The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the Class C Shares deduction of taxes that a shareholder would pay on Fund distributions. GSMGX T O P 1 0 H O L D I N G S A S O F 8 / 3 1 / 0 5 3 Holding % of Net Assets Line of Business Institutional Shares Activision, Inc. 1.6% Computer Software Entravision Communications Corp. 1.6 Broadcasting & Cable/Satellite TV NAVTEQ 1.5 Computer Software GSMYX Tessera Technologies, Inc. 1.4 Semi Capital Lamar Advertising Co. 1.3 Publishing ChoicePoint, Inc. 1.3 Commercial Services Service Shares Charles River Laboratories Int’l., Inc. 1.2 Medical Supplies Zebra Technologies Corp. 1.2 Computer Hardware Cognos, Inc. 1.2 Computer Software GSMQX Gen-Probe, Inc. 1.2 Medical Products 3The top 10 holdings may not be representative of the Fund’s future investments. 22

GOLDMAN SACHS CAPITAL GROWTH FUND

Performance Summary

August 31, 2005

The following graph shows the value, as of August 31, 2005, of a $10,000 investment made on April 20, 1990 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%) of the Goldman Sachs Capital Growth Fund. For comparative purposes, the performance of the Fund’s benchmark, the Russell® 1000 Growth Index, is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Capital Growth Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 20, 1990 to August 31, 2005.

Average Annual Total Return through August 31, 2005	Since Inception	Ten Years	Five Years	One Year

Class A (commenced April 20, 1990)
Excluding sales charges	10.77%	8.37%	-5.65%	9.56%
Including sales charges	10.36%	7.76%	-6.71%	3.51%

Class B (commenced May 1, 1996)
Excluding contingent deferred charges	7.16%	n/a	-6.35%	8.76%
Including contingent deferred charges	7.16%	n/a	-6.73%	3.76%

Class C (commenced August 15, 1997)
Excluding contingent deferred charges	3.81%	n/a	-6.35%	8.77%
Including contingent deferred charges	3.81%	n/a	-6.35%	7.77%

Institutional Class (commenced August 15, 1997)	4.98%	n/a	-5.27%	10.02%

Service Class (commenced August 15, 1997)	4.47%	n/a	-5.74%	9.48%

 GOLDMAN SACHS CAPITAL GROWTH FUND

Statement of Investments

August 31, 2005

Shares	Description	Value
Common Stocks – 100.2%

Audio & Visual Equipment – 0.6%
108,330	Harman International Industries, Inc.	$11,201,322

Banks – 1.8%
160,600	Citigroup, Inc.	7,029,462
283,470	Commerce Bancorp, Inc.(a)	9,558,609
523,424	J.P. Morgan Chase & Co.(a)	17,738,839

		34,326,910

Beverages – 4.6%
164,630	Fortune Brands, Inc.	14,319,517
1,094,550	PepsiCo, Inc.	60,036,068
313,900	The Coca-Cola Co.	13,811,600

		88,167,185

Biotechnology – 2.5%
591,100	Amgen, Inc.*	47,228,890

Broadcasting & Cable/ Satellite TV – 1.8%
158,652	Clear Channel Communications, Inc.	5,283,112
775,300	Univision Communications, Inc.*	20,855,570
419,070	Westwood One, Inc.	8,519,693

		34,658,375

Commercial Services – 5.8%
342,150	ARAMARK Corp. Class B	9,347,538
635,800	Moody’s Corp.	31,224,138
1,447,198	The McGraw-Hill Companies, Inc.	69,783,888

		110,355,564

Computer Hardware – 3.1%
1,659,490	Dell, Inc.*	59,077,844

Computer Services – 2.6%
1,194,320	First Data Corp.	49,623,996

Computer Software – 6.6%
635,300	Electronic Arts, Inc.*	36,389,984
3,212,200	Microsoft Corp.	88,014,280

		124,404,264

Drugs & Medicine – 2.9%
289,600	Eli Lilly & Co.	15,933,792
549,337	Pfizer, Inc.	13,991,613
551,900	Wyeth	25,271,501

		55,196,906

Electrical Equipment – 1.4%
940,500	Tyco International Ltd.	26,174,115

Financials – 8.8%
662,500	Fannie Mae	33,814,000
1,235,200	Freddie Mac	74,581,376
185,800	Golden West Financial Corp.	11,331,942
255,400	Merrill Lynch & Co., Inc.	14,598,664
278,600	Morgan Stanley	14,172,382
1,415,900	The Charles Schwab Corp.	19,157,127

		167,655,491

Foods – 1.7%
442,260	Wm. Wrigley Jr. Co.	31,422,573

Gaming/ Lodging – 6.6%
564,673	Carnival Corp.(a)	27,860,966
1,268,100	Cendant Corp.	25,793,154
496,200	GTECH Holdings Corp.	14,181,396
374,810	Harrah’s Entertainment, Inc.	26,071,784
341,710	Marriott International, Inc.	21,599,489
158,831	Starwood Hotels & Resorts Worldwide, Inc. Class B	9,259,847

		124,766,636

Household/ Personal Care – 1.4%
238,909	Avon Products, Inc.	7,840,993
353,260	The Procter & Gamble Co.	19,598,865

		27,439,858

Insurance – 0.7%
380,419	Willis Group Holdings Ltd.	13,314,665

Internet & Online – 2.2%
102,508	Google, Inc.*	29,317,288
382,400	Yahoo!, Inc.*(a)	12,749,216

		42,066,504

Medical Products – 6.0%
114,600	C.R. Bard, Inc.	7,372,218
143,030	Fisher Scientific International, Inc.*	9,222,574
666,600	Medtronic, Inc.	37,996,200
198,550	St. Jude Medical, Inc.*	9,113,445
597,679	Stryker Corp.	32,603,390
224,200	Zimmer Holdings, Inc.*	18,422,514

		114,730,341

Movies & Entertainment – 5.2%
2,245,040	Time Warner, Inc.	40,231,117
1,701,930	Viacom, Inc. Class B	57,848,600

		98,079,717

Networking Telecommunications Equipment – 2.6%
2,814,980	Cisco Systems, Inc.*	49,599,948

Oil & Gas – 5.4%
889,790	Canadian Natural Resources Ltd.	43,839,953
231,212	Exxon Mobil Corp.	13,849,599
754,690	Suncor Energy, Inc.(a)	44,722,929

		102,412,481

Oil Well Services & Equipment – 2.3%
509,924	Schlumberger Ltd.	43,970,747

Other Energy – 1.0%
336,910	Baker Hughes, Inc.	19,793,463

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)

Pharmacy Benefit Manager – 3.3%
862,273	Caremark Rx, Inc.*	$40,294,017
437,600	Medco Health Solutions, Inc.*	21,560,552

		61,854,569

Producer Goods – 0.5%
151,070	W.W. Grainger, Inc.	9,716,822

Publishing – 2.3%
632,413	Lamar Advertising Co.*	25,435,651
158,450	The E.W. Scripps Co.	7,922,500
244,700	Valassis Communications, Inc.*	9,648,521

		43,006,672

Retailing – 6.8%
898,400	Lowe’s Companies, Inc.	57,776,104
630,985	PETCO Animal Supplies, Inc.*	13,957,388
157,100	Target Corp.(a)	8,444,125
1,079,400	Wal-Mart Stores, Inc.(a)	48,529,824

		128,707,441

Semiconductors – 6.5%
579,160	Intel Corp.	14,895,995
1,093,300	Linear Technology Corp.	41,468,869
1,664,552	QUALCOMM, Inc.	66,099,360

		122,464,224

Telecommunications – 3.2%
1,033,900	American Tower Corp.*(a)	24,648,176
871,405	Crown Castle International Corp.*	21,575,988
584,152	Sprint Nextel Corp.	15,147,048

		61,371,212

TOTAL COMMON STOCKS
(Cost $1,518,632,821)		1,902,788,735

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 0.3%

Joint Repurchase Agreement Account II
$5,500,000	3.60%	09/01/2005	$5,500,000
Maturity Value: $5,500,550
(Cost $5,500,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,524,132,821)			$1,908,288,735

Shares	Description	Value
Securities Lending Collateral – 4.1%

78,240,325	Boston Global Investment Trust – Enhanced Portfolio	$78,240,325
(Cost $78,240,325)

TOTAL INVESTMENTS – 104.6%
(Cost $1,602,373,146)		$1,986,529,060

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on August 31, 2005. Additional information appears on page 37.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS STRATEGIC GROWTH FUND

Performance Summary

August 31, 2005

The following graph shows the value, as of August 31, 2005, of a $10,000 investment made on May 24, 1999 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%) of the Goldman Sachs Strategic Growth Fund. For comparative purposes, the performance of the Fund’s benchmark, the Russell® 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Strategic Growth Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from May 24, 1999 to August 31, 2005.

Average Annual Total Return through August 31, 2005	Since Inception	Five Years	One Year

Class A (commenced May 24, 1999)
Excluding sales charges	-2.09%	-6.90%	8.44%
Including sales charges	-2.97%	-7.95%	2.48%

Class B (commenced May 24, 1999)
Excluding contingent deferred charges	-2.82%	-7.59%	7.60%
Including contingent deferred charges	-2.82%	-7.96%	2.60%

Class C (commenced May 24, 1999)
Excluding contingent deferred charges	-2.80%	-7.60%	7.46%
Including contingent deferred charges	-2.80%	-7.60%	6.46%

Institutional Class (commenced May 24, 1999)	-1.69%	-6.51%	8.82%

Service Class (commenced May 24, 1999)	-2.06%	-6.86%	8.27%

GOLDMAN SACHS STRATEGIC GROWTH FUND

Statement of Investments

August 31, 2005

Shares	Description	Value
Common Stocks – 99.1%

Beverages – 3.4%
209,150	PepsiCo, Inc.	$11,471,878

Biotechnology – 2.7%
115,050	Amgen, Inc.*	9,192,495

Broadcasting & Cable/ Satellite TV – 4.8%
152,620	Clear Channel Communications, Inc.	5,082,246
92,590	Comcast Corp. Special Class A*	2,794,366
317,037	Univision Communications, Inc.*	8,528,296

		16,404,908

Commercial Services – 5.0%
110,260	Moody’s Corp.	5,414,869
242,610	The McGraw-Hill Companies, Inc.	11,698,654

		17,113,523

Computer Hardware – 3.6%
255,150	Dell, Inc.*	9,083,340
249,010	EMC Corp.*	3,202,269

		12,285,609

Computer Services – 4.1%
334,190	First Data Corp.	13,885,595

Computer Software – 7.0%
106,880	Electronic Arts, Inc.*	6,122,086
647,580	Microsoft Corp.	17,743,692

		23,865,778

Drugs & Medicine – 3.4%
58,770	Eli Lilly & Co.	3,233,525
131,610	Pfizer, Inc.	3,352,107
112,480	Wyeth	5,150,459

		11,736,091

Electrical Equipment – 1.2%
143,030	Tyco International Ltd.	3,980,525

Financials – 9.1%
88,690	Fannie Mae	4,526,737
252,900	Freddie Mac	15,270,102
35,400	Golden West Financial Corp.	2,159,046
662,360	The Charles Schwab Corp.	8,961,731

		30,917,616

Foods – 1.9%
89,760	Wm. Wrigley Jr. Co.	6,377,448

Gaming/ Lodging – 8.5%
113,440	Carnival Corp.	5,597,130
433,600	Cendant Corp.	8,819,424
93,860	Harrah’s Entertainment, Inc.	6,528,901
99,600	Marriott International, Inc.	6,295,716
28,590	Starwood Hotels & Resorts Worldwide, Inc. Class B	1,666,797

		28,907,968

Household/ Personal Care – 1.0%
63,600	The Procter & Gamble Co.	3,528,528

Insurance – 0.6%
57,250	Willis Group Holdings Ltd.	2,003,750

Internet & Online – 2.1%
14,280	Google, Inc.*	4,084,080
92,180	Yahoo!, Inc.*	3,073,281

		7,157,361

Medical Products – 6.6%
77,980	Fisher Scientific International, Inc.*	5,028,151
147,160	Medtronic, Inc.	8,388,120
101,560	Stryker Corp.	5,540,098
44,360	Zimmer Holdings, Inc.*	3,645,061

		22,601,430

Movies & Entertainment – 4.7%
345,500	Time Warner, Inc.	6,191,360
293,944	Viacom, Inc. Class B	9,991,157

		16,182,517

Networking Telecommunications Equipment – 2.5%
481,600	Cisco Systems, Inc.*	8,485,792

Oil & Gas – 0.5%
30,970	Suncor Energy, Inc.	1,835,282

Oil Well Services & Equipment – 3.3%
131,910	Schlumberger Ltd.	11,374,599

Pharmacy Benefit Manager – 4.7%
195,890	Caremark Rx, Inc.*	9,153,939
139,210	Medco Health Solutions, Inc.*	6,858,877

		16,012,816

Publishing – 1.7%
67,200	Lamar Advertising Co.*	2,702,784
81,800	Valassis Communications, Inc.*	3,225,374

		5,928,158

Retailing – 6.6%
149,340	Lowe’s Companies, Inc.	9,604,055
67,580	Target Corp.	3,632,425
208,710	Wal-Mart Stores, Inc.	9,383,602

		22,620,082

Semiconductors – 7.3%
144,600	Intel Corp.	3,719,112
175,260	Linear Technology Corp.	6,647,612
369,010	QUALCOMM, Inc.	14,653,387

		25,020,111

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS STRATEGIC GROWTH FUND

Statement of Investments (continued)
August 31, 2005

Shares	Description	Value
Common Stocks – (continued)

Telecommunications – 2.8%
144,010	American Tower Corp.*	$3,433,198
250,900	Crown Castle International Corp.*	6,212,284

		9,645,482

TOTAL COMMON STOCKS
(Cost $296,051,121)		$338,535,342

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT – 99.1%
(Cost $296,051,121)		$338,535,342

Principal	Interest	Maturity
Amount	Rate	Date
			Value
Repurchase Agreement(a) – 0.9%

Joint Repurchase Agreement Account II
$3,100,000	3.60%	09/01/2005	$3,100,000
Maturity Value: $3,100,310
(Cost $3,100,000)

TOTAL INVESTMENTS – 100.0%
(Cost $299,151,121)			$341,635,342

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on August 31, 2005. Additional information appears on page 37.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Performance Summary

August 31, 2005

The following graph shows the value, as of August 31, 2005, of a $10,000 investment made on September 3, 2002 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%) of the Goldman Sachs Concentrated Growth Fund. For comparative purposes, the performance of the Fund’s benchmark, the Russell® 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Concentrated Growth Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 3, 2002 to August 31, 2005.

Average Annual Total Return through August 31, 2005	Since Inception	One Year

Class A (commenced September 3, 2002)
Excluding sales charges	9.07%	10.52%
Including sales charges	7.04%	4.44%

Class B (commenced September 3, 2002)
Excluding contingent deferred charges	8.27%	9.71%
Including contingent deferred charges	7.40%	4.63%

Class C (commenced September 3, 2002)
Excluding contingent deferred charges	8.19%	9.64%
Including contingent deferred charges	8.19%	8.62%

Institutional Class (commenced September 3, 2002)	9.49%	10.95%

Service Class (commenced September 3, 2002)	9.04%	10.43%

 GOLDMAN SACHS CONCENTRATED GROWTH FUND

Statement of Investments

August 31, 2005

Shares	Description	Value
Common Stocks – 99.0%

Beverages – 4.0%
106,950	PepsiCo, Inc.	$5,866,206

Broadcasting & Cable/ Satellite TV – 6.9%
79,460	Clear Channel Communications, Inc.	2,646,018
227,920	Univision Communications, Inc.*	6,131,048
68,910	Westwood One, Inc.	1,400,940

		10,178,006

Commercial Services – 6.9%
47,460	Moody’s Corp.	2,330,761
163,000	The McGraw-Hill Companies, Inc.	7,859,860

		10,190,621

Computer Hardware – 2.6%
108,370	Dell, Inc.*	3,857,972

Computer Services – 5.5%
196,800	First Data Corp.	8,177,040

Computer Software – 6.7%
33,160	Electronic Arts, Inc.*	1,899,405
295,190	Microsoft Corp.	8,088,206

		9,987,611

Financials – 9.3%
29,760	Fannie Mae	1,518,950
134,830	Freddie Mac	8,141,036
309,770	The Charles Schwab Corp.	4,191,188

		13,851,174

Foods – 1.8%
38,130	Wm. Wrigley Jr. Co.	2,709,136

Gaming/ Lodging – 11.5%
54,810	Carnival Corp.	2,704,325
315,670	Cendant Corp.	6,420,728
85,630	Harrah’s Entertainment, Inc.	5,956,423
35,100	Starwood Hotels & Resorts Worldwide, Inc. Class B	2,046,330

		17,127,806

Internet & Online – 2.1%
6,220	Google, Inc.*	1,778,920
38,280	Yahoo!, Inc.*	1,276,255

		3,055,175

Medical Products – 4.8%
42,380	Medtronic, Inc.	2,415,660
84,660	Stryker Corp.	4,618,203

		7,033,863

Movies & Entertainment – 7.2%
166,300	Time Warner, Inc.	2,980,096
227,800	Viacom, Inc. Class B	7,742,922

		10,723,018

Networking Telecommunications Equipment – 2.3%
194,480	Cisco Systems, Inc.*	3,426,738

Oil & Gas – 1.0%
25,630	Suncor Energy, Inc.	1,518,834

Oil Well Services & Equipment – 4.6%
78,990	Schlumberger Ltd.	6,811,308

Pharmacy Benefit Manager – 5.9%
131,340	Caremark Rx, Inc.*	6,137,518
53,450	Medco Health Solutions, Inc.*	2,633,482

		8,771,000

Retailing – 5.1%
60,710	Lowe’s Companies, Inc.	3,904,260
82,670	Wal-Mart Stores, Inc.	3,716,843

		7,621,103

Semiconductors – 7.4%
74,200	Linear Technology Corp.	2,814,406
203,760	QUALCOMM, Inc.	8,091,310

		10,905,716

Telecommunications – 3.4%
99,210	American Tower Corp.*	2,365,166
109,960	Crown Castle International Corp.*	2,722,610

		5,087,776

TOTAL COMMON STOCKS
(Cost $131,169,908)		$146,900,103

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT – 99.0%
(Cost $131,169,908)		$146,900,103

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(a) – 0.6%

Joint Repurchase Agreement Account II
$900,000	3.60%	09/01/2005	$900,000
Maturity Value: $900,090
(Cost $900,000)

TOTAL INVESTMENTS – 99.6%
(Cost $132,069,908)			$147,800,103

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on August 31, 2005. Additional information appears on page 37.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Performance Summary

August 31, 2005

The following graph shows the value, as of August 31, 2005, of a $10,000 investment made on May 24, 1999 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%) of the Goldman Sachs Growth Opportunities Fund. For comparative purposes, the performance of the Fund’s benchmark the Russell Midcap® Growth Index (with dividends reinvested) (“Russell Midcap Growth Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Growth Opportunities Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from May 24, 1999 to August 31, 2005.

Average Annual Total Return through August 31, 2005	Since Inception	Five Years	One Year

Class A (commenced May 24, 1999)
Excluding sales charges	14.42%	3.28%	19.54%
Including sales charges	13.40%	2.12%	12.97%

Class B (commenced May 24, 1999)
Excluding contingent deferred charges	13.69%	2.50%	18.63%
Including contingent deferred charges	13.69%	2.13%	13.63%

Class C (commenced May 24, 1999)
Excluding contingent deferred charges	13.58%	2.52%	18.65%
Including contingent deferred charges	13.58%	2.52%	17.65%

Institutional Class (commenced May 24, 1999)	14.88%	3.70%	20.03%

Service Class (commenced May 24, 1999)	14.29%	3.19%	19.45%

 GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Statement of Investments

August 31, 2005

Shares	Description	Value
Common Stocks – 98.7%

Aerospace & Defense – 1.8%
433,606	Alliant Techsystems, Inc.*(a)	$33,357,310

Apparel/ Shoes – 2.5%
794,182	Chico’s FAS, Inc.*	27,566,057
364,900	Urban Outfitters, Inc.*	20,310,334

		47,876,391

Audio & Visual Equipment – 2.4%
431,931	Harman International Industries, Inc.	44,661,665

Audio Technology – 0.7%
878,215	Dolby Laboratories, Inc.*	14,051,440

Auto Parts & Related – 1.8%
2,019,510	Gentex Corp.(a)	34,574,011

Banks – 0.6%
322,130	Commerce Bancorp, Inc.(a)	10,862,224

Beverages – 1.7%
366,165	Fortune Brands, Inc.	31,849,032

Broadcasting & Cable/ Satellite TV – 3.5%
3,317,380	Entravision Communications Corp.*(b)	27,003,473
229,490	Mediacom Communications Corp.*	1,675,277
1,384,979	Univision Communications, Inc.*	37,255,935

		65,934,685

Commercial Services – 9.1%
759,295	Alliance Data Systems Corp.*(a)	31,943,541
1,286,185	ARAMARK Corp. Class B	35,138,574
654,465	ChoicePoint, Inc.*	28,096,182
427,633	Cognizant Technology Solutions Corp.*(a)	19,470,131
1,041,811	Iron Mountain, Inc.*(a)	35,932,061
419,138	Moody’s Corp.(a)	20,583,867

		171,164,356

Computer Hardware – 4.1%
981,618	Avocent Corp.*	32,707,512
368,600	NCR Corp.*	12,613,492
851,733	Zebra Technologies Corp.*	31,820,745

		77,141,749

Computer Services – 3.9%
337,240	Certegy, Inc.	11,594,311
766,210	Fiserv, Inc.*	34,379,843
1,334,431	MoneyGram International, Inc.	27,702,788

		73,676,942

Computer Software – 7.1%
535,791	Activision, Inc.*	11,974,929
933,925	Cognos, Inc.*	33,724,032
786,288	Mercury Interactive Corp.*	28,833,181
683,377	NAVTEQ*	31,804,365
1,479,300	Salesforce.com, Inc.*(a)	28,580,076

		134,916,583

Consumer Services – 0.5%
363,798	VCA Antech, Inc.*	8,727,514

Drugs & Medicine – 2.5%
879,325	Amylin Pharmaceuticals, Inc.*(a)	28,797,894
574,154	OSI Pharmaceuticals, Inc.*(a)	18,832,251

		47,630,145

Foods – 0.8%
441,695	McCormick & Company, Inc.	14,977,878

Gaming/ Lodging – 3.2%
657,099	GTECH Holdings Corp.	18,779,889
356,100	Harrah’s Entertainment, Inc.	24,770,316
270,100	Marriott International, Inc.	17,073,021

		60,623,226

Insurance – 1.4%
768,710	Willis Group Holdings Ltd.	26,904,850

Internet & Online – 1.5%
2,051,930	CNET Networks, Inc.*	27,454,823

Manufacturing – 4.4%
424,130	American Standard Companies, Inc.	19,340,328
538,665	Rockwell Automation, Inc.	28,032,126
631,360	York International Corp.	36,227,437

		83,599,891

Medical Products – 8.2%
179,400	Advanced Medical Optics, Inc.*(a)	7,061,184
902,455	Biomet, Inc.	33,291,565
593,790	C.R. Bard, Inc.	38,198,511
626,829	Fisher Scientific International, Inc.*(a)	40,417,934
524,690	Kinetic Concepts, Inc.*	28,753,012
112,400	The Cooper Companies, Inc.	7,707,268

		155,429,474

Medical Supplies – 2.1%
792,887	Charles River Laboratories International, Inc.*	40,294,517

Movies & Entertainment – 0.3%
442,324	LodgeNet Entertainment Corp.*	6,679,092

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Shares	Description	Value
Common Stocks – (continued)

Networking Telecommunications Equipment – 4.6%
673,813	Amphenol Corp.	$28,576,409
1,012,030	FLIR Systems, Inc.*(a)	32,678,449
1,125,500	Juniper Networks, Inc.*	25,593,870

		86,848,728

Oil & Gas – 1.2%
574,228	XTO Energy, Inc.	22,854,274

Oil Well Services & Equipment – 2.1%
1,126,252	Smith International, Inc.	39,125,995

Other Energy – 1.5%
403,885	Cooper Cameron Corp.*	29,140,303

Other Technology – 1.0%
682,543	Cogent, Inc.*	18,346,756

Pharmacy Benefit Manager – 2.9%
548,953	Caremark Rx, Inc.*	25,652,574
584,530	Medco Health Solutions, Inc.*	28,799,793

		54,452,367

Producer Goods – 2.2%
632,475	W.W. Grainger, Inc.	40,680,792

Publishing – 4.0%
984,087	Lamar Advertising Co.*(a)	39,579,979
725,028	The E.W. Scripps Co.	36,251,400

		75,831,379

Restaurants – 1.4%
501,490	P.F. Chang’s China Bistro, Inc.*(a)	25,666,258

Retailing – 3.6%
1,105,727	PETCO Animal Supplies, Inc.*	24,458,681
586,683	Select Comfort Corp.*(a)	11,340,583
789,984	Williams-Sonoma, Inc.*	31,796,856

		67,596,120

Semi Capital – 2.4%
193,253	KLA-Tencor Corp.	9,809,522
1,070,394	Tessera Technologies, Inc.*	35,515,673

		45,325,195

Semiconductors – 5.0%
1,098,500	Linear Technology Corp.(a)	41,666,105
625,575	Marvell Technology Group Ltd.*	29,520,884
733,269	Microchip Technology, Inc.	22,819,332

		94,006,321

Telecommunications – 2.7%
1,623,850	Crown Castle International Corp.*	40,206,526
372,087	NeuStar, Inc.*	10,236,113

		50,442,639

TOTAL COMMON STOCKS
(Cost $1,621,556,835)		$1,862,704,925

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreements(c) – 1.5%

Joint Repurchase Agreement Account II
$29,200,000	3.60%	09/01/2005	$29,200,000
Maturity Value: $29,202,921
(Cost $29,200,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,650,756,835)			$1,891,904,925

Shares	Description	Value
Securities Lending Collateral – 12.9%

243,277,375	Boston Global Investment Trust – Enhanced Portfolio	$243,277,375
(Cost $243,277,375)

TOTAL INVESTMENTS – 113.1%
(Cost $1,894,034,210)		$2,135,182,300

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or portion of security is on loan.

(b)	Represents an affiliated issuer.

(c)	Joint repurchase agreement was entered into on August 31, 2005. Additional information appears on page 37.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS SMALL/MID-CAP GROWTH FUND

Statement of Investments

August 31, 2005

Shares	Description	Value
Common Stocks – 93.9%

Aerospace & Defense – 0.9%
720	Alliant Techsystems, Inc.*	$55,390

Apparel/ Shoes – 2.3%
1,900	Chico’s FAS, Inc.*	65,949
1,280	Urban Outfitters, Inc.*	71,245

		137,194

Audio & Visual Equipment – 0.9%
520	Harman International Industries, Inc.	53,768

Audio Technology – 0.6%
2,270	Dolby Laboratories, Inc.*	36,320

Auto Parts & Related – 1.0%
3,640	Gentex Corp.	62,317

Autos – 0.5%
1,420	Wabash National Corp.	29,564

Banks – 2.3%
690	Bank of Hawaii Corp.	35,017
2,100	Commerce Bancorp, Inc.	70,812
1,990	Commercial Capital Bancorp, Inc.	35,681

		141,510

Biotechnology – 0.9%
1,980	Protein Design Labs, Inc.*	52,945

Broadcasting & Cable/ Satellite TV – 3.5%
11,670	Entravision Communications Corp.*	94,994
9,510	Mediacom Communications Corp.*	69,423
2,440	Westwood One, Inc.	49,605

		214,022

Commercial Services – 4.6%
1,230	Alliance Data Systems Corp.*	51,746
1,850	ChoicePoint, Inc.*	79,421
1,160	Iron Mountain, Inc.*	40,008
2,500	Rollins, Inc.	49,150
2,700	Wright Express Corp.*	59,400

		279,725

Computer Hardware – 3.0%
1,920	Avocent Corp.*	63,974
2,260	Coinstar, Inc.*	43,369
2,040	Zebra Technologies Corp.*	76,215

		183,558

Computer Services – 2.7%
2,590	Ceridian Corp.*	52,577
1,660	Certegy, Inc.	57,071
2,620	MoneyGram International, Inc.	54,391

		164,039

Computer Software – 6.0%
4,300	Activision, Inc.*	96,105
2,110	Cognos, Inc.*	76,192
1,380	Mercury Interactive Corp.*	50,605
1,920	NAVTEQ*	89,357
2,680	Salesforce.com, Inc.*	51,777

		364,036

Consumer Services – 3.2%
2,130	Jackson Hewitt Tax Service, Inc.	54,507
1,920	Lifeline Systems, Inc.*	64,934
3,090	VCA Antech, Inc.*	74,129

		193,570

Drugs & Medicine – 3.7%
2,590	Abgenix, Inc.*	28,464
2,150	Amylin Pharmaceuticals, Inc.*	70,413
1,040	MGI Pharma, Inc.*	28,038
4,620	OraSure Technologies, Inc.*	42,827
1,740	OSI Pharmaceuticals, Inc.*	57,072

		226,814

Educational Services – 0.5%
650	ITT Educational Services, Inc.*	33,046

Financials – 2.0%
1,670	Federated Investors, Inc. Class B	51,870
2,250	Raymond James Financial, Inc.	68,243

		120,113

Foods – 1.1%
2,020	McCormick & Company, Inc.	68,498

Gaming/ Lodging – 2.7%
770	Four Seasons Hotels, Inc.	45,469
1,210	GTECH Holdings Corp.	34,582
1,630	Orient-Express Hotels Ltd.	50,090
520	Station Casinos, Inc.	34,746

		164,887

Hospitals & Related – 1.0%
1,240	Psychiatric Solutions, Inc.*	59,272

Household/ Personal Care – 1.5%
1,220	Central Garden & Pet Co.*	60,439
830	Chattem, Inc.*	32,154

		92,593

Insurance – 0.9%
920	Mercury General Corp.	54,032

Internet & Online – 0.7%
3,290	CNET Networks, Inc.*	44,020

Leisure – 0.8%
900	International Speedway Corp.	50,463

Manufacturing – 4.3%
1,100	Kennametal, Inc.	51,304
1,170	Pentair, Inc.	46,192
1,400	Roper Industries, Inc.	53,928
1,030	Watts Water Technologies, Inc.	34,876
1,290	York International Corp.	74,020

		260,320

Medical Products – 5.6%
890	Advanced Medical Optics, Inc.*	35,030
1,490	ArthroCare Corp.*	54,191
2,780	Cytyc Corp.*	69,361
1,640	Gen-Probe, Inc.*	74,653

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID-CAP GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)

Medical Products – (continued)
1,230	Kinetic Concepts, Inc.*	$67,404
570	The Cooper Companies, Inc.	39,085

		339,724

Medical Supplies – 1.2%
1,500	Charles River Laboratories International, Inc.*	76,230

Movies & Entertainment – 0.9%
3,700	LodgeNet Entertainment Corp.*	55,870

Networking Telecommunications Equipment – 2.0%
1,240	Amphenol Corp.	52,588
2,140	FLIR Systems, Inc.*	69,101

		121,689

Oil & Gas – 1.4%
1,920	Energy Partners Ltd.*	46,080
980	Plains Exploration & Production Co.*	36,309

		82,389

Other Consumer Discretionary – 0.9%
960	Weight Watchers International, Inc.*	54,346

Other Energy – 4.5%
740	Cooper Cameron Corp.*	53,391
1,380	FMC Technologies, Inc.*	55,490
1,330	Grant Prideco, Inc.*	49,024
1,390	Todco	48,261
2,030	W-H Energy Services, Inc.*	65,873

		272,039

Other Health Care – 1.0%
1,110	Covance, Inc.*	58,053

Other Producer Goods & Services – 1.8%
830	Fastenal Co.	50,282
3,470	TurboChef Technologies, Inc.*(a)	58,608

		108,890

Other Technology – 1.6%
780	Beckman Coulter, Inc.	43,516
2,090	Cogent, Inc.*	56,179

		99,695

Producer Goods – 1.0%
910	W.W. Grainger, Inc.	58,531

Publishing – 2.5%
830	Getty Images, Inc.*	71,040
2,000	Lamar Advertising Co.*	80,440

		151,480

Restaurants – 2.5%
1,400	P.F. Chang’s China Bistro, Inc.*	71,652
560	Panera Bread Co*	31,214
1,440	Texas Roadhouse, Inc.*	47,549

		150,415

Retailing – 6.7%
1,550	Blue Nile, Inc.*(a)	52,405
4,660	Celebrate Express, Inc.*	59,788
4,380	Design Within Reach, Inc.*	50,458
690	GameStop Corp.*	23,287
2,420	PETCO Animal Supplies, Inc.*	53,530
3,320	Select Comfort Corp.*	64,176
1,030	Tractor Supply Co.*	53,004
1,260	Williams-Sonoma, Inc.*	50,715

		407,363

Semi Capital – 2.5%
2,490	FormFactor, Inc.*	67,653
2,600	Tessera Technologies, Inc.*	86,268

		153,921

Semiconductors – 2.0%
1,690	Microchip Technology, Inc.	52,593
3,090	Power Integrations, Inc.*	68,351

		120,944

Specialty Chemicals – 0.9%
880	Sigma-Aldrich Corp.	54,912

Telecommunications – 1.9%
2,400	American Tower Corp.*	57,216
2,470	Crown Castle International Corp.*	61,157

		118,373

Transportation – 1.4%
850	C.H. Robinson Worldwide, Inc.	52,487
1,780	Heartland Express, Inc.	35,458

		87,945

TOTAL COMMON STOCKS
(Cost $5,511,194)		$5,714,825

The accompanying notes are an integral part of these financial statements.

Statement of Investments (continued)
August 31, 2005

 GOLDMAN SACHS SMALL/MID-CAP GROWTH FUND

Principal	Interest	Maturity
Amount	Rate	Date
			Value
Repurchase Agreement(b) – 6.6%

Joint Repurchase Agreement Account II
$400,000	3.60%	09/01/2005	$400,000
Maturity Value: $400,040
(Cost $400,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $5,911,194)			$6,114,825

Shares	Description	Value
Securities Lending Collateral – 1.3%

$77,950	Boston Global Investment Trust – Enhanced Portfolio	$77,950
(Cost $77,950)

TOTAL INVESTMENTS – 101.8%
(Cost $5,989,144)		$6,192,775

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on August 31, 2005. Additional information appears on page 37.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID-CAP GROWTH FUND

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At August 31, 2005, the Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Principal
Fund	Amount

Capital Growth	$5,500,000

Strategic Growth	3,100,000

Concentrated Growth	900,000

Growth Opportunities	29,200,000

Small/Mid-Cap Growth	$400,000

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$1,750,000,000	3.60%	09/01/2005	$1,750,175,000

Barclays Capital PLC	800,000,000	3.60	09/01/2005	800,080,000

Bear Stearns & Co.	600,000,000	3.61	09/01/2005	600,060,166

Deutsche Bank Securities, Inc.	2,000,000,000	3.60	09/01/2005	2,000,200,000

Greenwich Capital Markets	500,000,000	3.60	09/01/2005	500,050,000

J.P. Morgan Securities, Inc.	125,000,000	3.61	09/01/2005	125,012,535

UBS Warburg LLC	350,000,000	3.60	09/01/2005	350,035,000

Wachovia Capital Markets	500,000,000	3.60	09/01/2005	500,050,000

TOTAL	$6,625,000,000			$6,625,662,701

At August 31, 2005, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 3.75% to 5.25%, due 08/15/2006 to 09/16/2013; Federal Home Loan Mortgage Association, 0.00% to 9.50%, due 06/12/2006 to 09/01/2035 and Federal National Mortgage Association, 2.35% to 10.00%, due 04/05/2007 to 09/01/2035. The aggregate market value of the collateral, including accrued interest, was $6,769,757,519.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS GROWTH EQUITY FUNDS

Statements of Assets and Liabilities

August 31, 2005

Capital
Growth Fund

Assets:

Investment in securities of unaffiliated issuers, at value (identified cost $1,524,132,821, $299,151,121, $132,069,908, $1,622,356,455 and $5,911,194, respectively)	$1,908,288,735
Investments in securities of affiliated issuers, at value (identified cost $0, $0, $0, $28,400,380, and $0, respectively)	—
Securities lending collateral, at value (which approximates cost)	78,240,325
Cash	19,659
Receivables:
Fund shares sold	2,582,483
Dividends and interest	1,968,321
Reimbursement from investment adviser	415,971
Securities lending income	14,156
Deferred offering costs	—
Other assets	12,196

Total assets	1,991,541,846

Liabilities:

Payables:
Payable upon return of securities loaned	78,240,325
Fund shares repurchased	8,352,547
Investment securities purchased	3,092,801
Amounts owed to affiliates	2,334,288
Accrued expenses and other liabilities	274,796

Total liabilities	92,294,757

Net Assets:

Paid-in capital	1,871,306,374
Accumulated undistributed net investment income (loss)	4,309,777
Accumulated net realized gain (loss) on investment transactions	(360,525,113)
Net unrealized gain on investments	384,156,051

NET ASSETS	$1,899,247,089

Net Assets:
Class A	$1,374,263,803
Class B	160,574,805
Class C	81,132,661
Institutional	273,418,097
Service	9,857,723

Shares Outstanding:
Class A	68,513,354
Class B	8,620,747
Class C	4,362,552
Institutional	13,239,445
Service	496,422

Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	95,232,520

Net asset value, offering and redemption price per share:(a)
Class A	$20.06
Class B	$18.63
Class C	$18.60
Institutional	$20.65
Service	$19.86

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Capital Growth, Strategic Growth, Concentrated Growth, Growth Opportunities and Small/ Mid-Cap Growth Funds is $21.23, $9.26, $13.48, $23.50 and $11.01, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.
(b)	Small/ Mid-Cap Growth Fund commenced operations on June 30, 2005.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH EQUITY FUNDS

Strategic	Concentrated	Growth	Small/Mid-Cap
Growth Fund	Growth Fund	Opportunities Fund	Growth Fund(b)

$341,635,342	$147,800,103	$1,864,901,452	$6,114,825
—	—	27,003,473	—
—	—	243,277,375	77,950
45,565	90,680	14,204	53,022
694,714	941,286	7,736,522	97,146
373,843	154,998	687,625	1,568
124,894	105,128	—	71,457
306	—	96,090	563
—	—	—	173,267
2,351	770	7,935	—

342,877,015	149,092,965	2,143,724,676	6,589,798

—	—	243,277,375	77,950
578,396	350,754	3,848,477	—
40,795	—	6,120,914	246,698
381,804	154,570	2,162,677	5,670
151,854	132,783	315,995	177,746

1,152,849	638,107	255,725,438	508,064

387,245,519	130,073,844	1,596,417,063	5,881,052
213,167	304,871	4,750,184	918
(88,218,747)	2,345,943	45,683,901	(3,867)
42,484,227	15,730,200	241,148,090	203,631

$341,724,166	$148,454,858	$1,887,999,238	$6,081,734

$164,330,233	$62,366,092	$936,312,160	$568,648
10,194,733	114,423	91,286,023	68,630
11,392,579	401,153	112,420,407	19,139
155,545,834	85,571,246	739,738,992	5,414,947
260,787	1,944	8,241,656	10,370

18,784,574	4,896,840	42,155,644	54,676
1,220,871	9,186	4,279,340	6,624
1,362,248	32,261	5,305,249	1,848
17,406,632	6,639,443	32,492,194	521,716
29,752	153	373,800	1,000

38,804,077	11,577,883	84,606,227	585,864

$8.75	$12.74	$22.21	$10.40
$8.35	$12.46	$21.33	$10.36
$8.36	$12.43	$21.19	$10.36
$8.94	$12.89	$22.77	$10.38
$8.77	$12.73	$22.05	$10.37

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS GROWTH EQUITY FUNDS

Statements of Operations

For the Period Ended August 31, 2005

Capital
Growth Fund

Investment income:

Dividends-unaffiliated issuers(a)	$31,066,585
Interest (including securities lending income of $138,657, $6,213, $0, $433,670 and $563, respectively)	433,939

Total income	31,500,524

Expenses:

Management fees	18,620,852
Distribution and service fees(b)	6,092,609
Transfer agent fees(b)	3,222,902
Custody and accounting fees	297,164
Printing fees	126,198
Registration fees	84,435
Professional fees	71,044
Trustee fees	16,254
Service share fees	34,447
Amortization of offering costs	—
Other	266,678

Total expenses	28,832,583

Less — expense reductions	(1,231,244)

Net expenses	27,601,339

NET INVESTMENT INCOME (LOSS)	3,899,185

Realized and unrealized gain (loss) on investment transactions:

Net realized gain (loss) from investment transactions:
Net realized gain (loss) from investment transactions — unaffiliated issuers (including commissions recaptured of $98,272, $28,042, $0, $157,908 and $0, respectively)	145,216,373
Foreign currency related transactions	(155)
Payments by affiliates to reimburse certain security claims	1,242,336
Net change in unrealized gain (loss) on investments:
Net change in unrealized gain on investments	25,527,650
Translation of assets and liabilities denominated in foreign currencies	137

Net realized and unrealized gain on investment transactions	171,986,341

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$175,885,526

(a)	Foreign taxes withheld on dividends were $12,981, $234 and $194, for Capital Growth, Strategic Growth and Concentrated Growth Funds, respectively.
(b)	Class specific distribution, service and transfer agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

Capital Growth Fund	$3,422,358	$1,819,941	$850,310	$2,600,991	$345,789	$161,559	$111,807	$2,756
Strategic Growth Fund	420,863	109,329	114,343	319,856	20,772	21,725	64,305	123
Concentrated Growth Fund	158,432	1,025	3,216	120,408	195	611	24,844	—
Growth Opportunities Fund	1,940,626	914,006	914,486	1,474,876	173,661	173,753	223,243	1,453
Small/Mid-Cap Growth Fund	97	75	24	74	14	4	361	1

(c)	Small/Mid-Cap Growth Fund commenced operations on June 30, 2005.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH EQUITY FUNDS

Strategic	Concentrated	Growth	Small/Mid-Cap
Growth Fund	Growth Fund	Opportunities Fund	Growth Fund(c)

$5,476,494	$1,843,172	$6,970,223	$4,477
52,006	63,014	1,452,793	4,665

5,528,500	1,906,186	8,423,016	9,142

3,517,819	1,259,093	15,208,391	9,540
644,535	162,673	3,769,118	196
426,781	146,058	2,046,986	454
133,761	103,835	282,621	17,260
78,711	46,411	123,938	28,000
61,918	59,045	136,710	—
53,242	51,242	59,948	24,452
16,254	16,206	16,254	—
1,539	10	18,158	9
—	—	—	36,145
107,311	62,920	196,267	40,000

5,041,871	1,907,493	21,858,391	156,056

(439,880)	(286,132)	(16,080)	(145,335)

4,601,991	1,621,361	21,842,311	10,721

926,509	284,825	(13,419,295)	(1,579)

(1,442,753)	2,997,373	131,149,073	(3,867)
—	—	—	—
7,335	—	—	—
29,569,993	10,234,344	127,670,835	203,631
6	5	—	—

28,134,581	13,231,722	258,819,908	199,764

$29,061,090	$13,516,547	$245,400,613	$198,185

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS GROWTH EQUITY FUNDS

Statements of Changes in Net Assets

	Capital Growth Fund

	For the	For the
	Year Ended	Year Ended
	August 31, 2005	August 31, 2004

From operations:

Net investment income (loss)	$3,899,185	$(6,507,372)
Net realized gain (loss) from investment transactions	145,216,218	46,974,726
Payments by affiliates to reimburse certain security claims	1,242,336	25,891
Net change in unrealized gain (loss) on investments	25,527,787	108,254,487

Net increase (decrease) in net assets resulting from operations	175,885,526	148,747,732

Distributions to shareholders:

From net investment income:
Class A Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
From net realized gain:
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—

Total distributions to shareholders	—	—

From share transactions:

Proceeds from sales of shares	308,748,058	313,328,359
Proceeds received in connection with merger	—	—
Reinvestment of dividends and distributions	—	—
Cost of shares repurchased	(510,061,061)	(657,684,172)

Net increase (decrease) in net assets resulting from share transactions	(201,313,003)	(344,355,813)

TOTAL INCREASE (DECREASE)	(25,427,477)	(195,608,081)

Net assets:

Beginning of period	1,924,674,566	2,120,282,647

End of period	$1,899,247,089	$1,924,674,566

Accumulated undistributed net investment income (loss)	$4,309,777	$231,054

(a)	Small/Mid-Cap Growth Fund commenced operations on June 30, 2005.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH EQUITY FUNDS

						Small/Mid-Cap
Strategic Growth Fund		Concentrated Growth Fund		Growth Opportunities Fund		Growth Fund(a)

For the	For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
August 31,	August 31,	August 31,	August 31,	August 31,	August 31,	August 31,
2005	2004	2005	2004	2005	2004	2005

$926,509	$(1,195,883)	$284,825	$(443,582)	$(13,419,295)	$(7,858,365)	$(1,579)
(1,442,753)	(7,492,332)	2,997,373	2,632,353	131,149,073	77,432,377	(3,867)
7,335	—	—	—	—	—	—
29,569,999	15,858,915	10,234,349	(2,547,374)	127,670,835	(18,375,575)	203,631

29,061,090	7,170,700	13,516,547	(358,603)	245,400,613	51,198,437	198,185

(30,630)	—	—	—	—	—	—
(739,578)	—	—	—	—	—	—
(4)	—	—	—	—	—	—
—	—	(954,804)	(162,223)	—	—	—
—	—	(1,402)	(337)	—	—	—
—	—	(4,248)	(804)	—	—	—
—	—	(759,008)	(108,680)	—	—	—
—	—	(28)	(6)	—	—	—

(770,212)	—	(1,719,490)	(272,050)	—	—	—

70,807,904	152,814,293	70,309,159	68,515,518	958,266,779	526,358,755	5,884,565
42,856,797	—	—	—	—	—	—
592,451	—	1,579,641	230,631	—	—	—
(126,474,492)	(95,438,994)	(42,256,201)	(38,508,678)	(378,279,259)	(295,128,596)	(1,016)

(12,217,340)	57,375,299	29,632,599	30,237,471	579,987,520	231,230,159	5,883,549

16,073,538	64,545,999	41,429,656	29,606,818	825,388,133	282,428,596	6,081,734

325,650,628	261,104,629	107,025,202	77,418,384	1,062,611,105	780,182,509	—

$341,724,166	$325,650,628	$148,454,858	$107,025,202	$1,887,999,238	$1,062,611,105	$6,081,734

$213,167	$1,239	$304,871	$—	$4,750,184	$731,807	$918

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS GROWTH EQUITY FUNDS

Notes to Financial Statements

August 31, 2005

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company. The Trust includes the Goldman Sachs Capital Growth Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Growth Opportunities Fund, and Goldman Sachs Small/ Mid-Cap Growth Fund (commencement date of operations was June 30, 2005) (collectively the “Funds” or individually a “Fund”). Each Fund (except the Concentrated Growth Fund) is a diversified portfolio. Concentrated Growth is a non-diversified portfolio. Each Fund offers five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed to be inaccurate by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

     Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Funds based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro-rata basis depending upon the nature of the expense.

     Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to its Service and Shareholder Administration Plans. Each class of shares of the Funds separately bears its respective class-specific Transfer Agency fees.

D. Offering Costs — Offering costs paid in connection with the offering of shares of the Small/ Mid-Cap Growth Fund are amortized on a straight-line basis over 12 months from the date of the commencement of operations.

E. Federal Taxes — It is the Funds’ policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

GOLDMAN SACHS GROWTH EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gains or from paid-in capital.

F. Segregation Transactions — As set forth in the prospectus, the Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets, on the books of their custodian, with a daily mark-to-market value equal to or greater than the market value of the corresponding transactions.

G. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies and sale of investments; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain or loss on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized appreciation/depreciation on foreign currency related transactions.

H. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by each Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.

     Pursuant to exemptive relief granted by the Securities and Exchange Commission (the “SEC”) and terms and conditions contained therein, the Fund, together with other registered investment companies having management agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

I. Commission Recapture — The Funds may direct portfolio trades, subject to obtaining best price and execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Funds as cash payments and are included in the net realized gain (loss) on investments in the Statement of Operations.

 GOLDMAN SACHS GROWTH EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2005

3. AGREEMENTS

GSAM, an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Funds. Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management Fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
     Effective January 1, 2005, GSAM has entered into a fee reduction commitment with the Trust to reduce the contractual management fee of the Capital Growth fund from 1.00% of the Fund’s average daily net assets to the contractual annual rate listed below. Prior to January 1, 2005, GSAM had voluntarily waived a portion of its management fee equal to 0.05% of the Fund’s average daily net assets.
     At a meeting held on June 16, 2005, the Board of Trustees of the Trust approved a fee reduction commitment for the Strategic Growth, Concentrated Growth and Growth Opportunities Funds which will be effective on a contractual basis in 2006. Effective July 1, 2005, GSAM implemented the fee reduction commitment for these Funds on a voluntary basis to achieve the rates listed below.
     The rates listed below for the Small/Mid-Cap Growth Fund have been contractual since the commencement of operations.

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

Capital Growth	1.00%	First $1 Billion
	0.90	Next $1 Billion
	0.80	Over $2 Billion

Strategic Growth	1.00	First $1 Billion
	0.90	Next $1 Billion
	0.86	Over $2 Billion

Concentrated Growth	1.00	First $1 Billion
	0.90	Next $1 Billion
	0.86	Over $2 Billion

Growth Opportunities	1.00	First $2 Billion
	0.90	Over $2 Billion

Small/Mid-Cap Growth	1.00	First $2 Billion
	0.90	Over $2 Billion

     Prior to July 1, 2005, the Management Fee for the Strategic Growth, Concentrated Growth and Growth Opportunities Funds as an annual percentage rate of average daily net assets was 1.00%.
     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer Agency fees, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any offset arrangements) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the period ended August 31, 2005, the Other Expense limitations for the Capital Growth, Strategic Growth, Concentrated Growth, Growth Opportunities and Small/Mid-Cap Growth Funds as an annual percentage rate of average daily net assets were 0.004%, 0.004%, 0.044%, 0.114%, and 0.064%, respectively.

     The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%,

GOLDMAN SACHS GROWTH EQUITY FUNDS

3. AGREEMENTS (continued)
0.75% and 0.75% of the Funds’ average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or Authorized Dealers are entitled to receive under the Plans a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the Funds’ average daily net assets attributable to Class B or Class C Shares.
     Goldman Sachs serves as the Distributor of shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the period ended August 31, 2005, Goldman Sachs advised the Funds that it retained approximately the following amounts:

		Contingent Deferred
	Sales Load	Sales Charge

Fund	Class A	Class B	Class C

Capital Growth	$334,300	$1,000	$400

Strategic Growth	13,400	600	—

Concentrated Growth	—	600	—

Growth Opportunities	401,900	400	100

Small/Mid-Cap Growth	1,500	—	—

     Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

     The Trust, on behalf of each Fund, has adopted a Service Plan and Shareholder Administration Plan (the “Plans”). These Plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Plans provide for compensation to the service organizations in an amount equal to, on an annualized basis, 0.25% and 0.25%, respectively, of the average daily net asset value of the Service Shares.
     For the period ended August 31, 2005, GSAM has voluntarily agreed to waive certain fees and reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction in the Funds’ expenses. Goldman Sachs, as Transfer Agent, voluntarily made a payment to the Funds related to certain earnings credits that reduce transfer agent fees. These expense reductions were as follows (in thousands):

	Management	Other Expense	Transfer Agent	Total Expense
Fund	Fee Waiver	Reimbursements	Credit	Reductions

Capital Growth	$322	$788	$121	$1,231

Strategic Growth	—	438	2	440

Concentrated Growth	—	285	1	286

Growth Opportunities	—	2	14	16

Small/ Mid-Cap Growth	—	145	—	145

 GOLDMAN SACHS GROWTH EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2005

3. AGREEMENTS (continued)

     At August 31, 2005, the amounts owed to affiliates were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Capital Growth	$1,556	$504	$274	$2,334

Strategic Growth	292	54	36	382

Concentrated Growth	127	14	14	155

Growth Opportunities	1,588	368	207	2,163

Small/ Mid-Cap Growth	5	—	1	6

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities from long-term securities for the period ended August 31, 2005, were as follows:

Fund	Purchases	Sales and Maturities

Capital Growth	$653,390,935	$845,111,740

Strategic Growth	161,449,486	176,068,894

Concentrated Growth	83,909,034	56,197,064

Growth Opportunities	1,484,287,836	911,368,263

Small/Mid-Cap Growth	5,689,047	173,985

     For the year ended August 31, 2005, Goldman Sachs earned approximately $7,000, $7,700, $20,600 and $76,200 in brokerage commissions from portfolio transactions executed on behalf of the Capital Growth, Strategic Growth, Concentrated Growth and Growth Opportunities Funds, respectively.

     During the year ended August 31, 2005, GSAM had voluntarily agreed to reimburse the Goldman Sachs Capital Growth and Strategic Growth Funds approximately $1,242,300 and $7,300, respectively, for certain class action settlements in which the Funds were eligible to participate.
     An investment by the Trust of at least 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined in the 1940 Act) of the Trust and an affiliate (as defined in Rule 6-02(a) of Regulation S-X) of the Trust. The following table provides information about the investment made by the Growth Opportunities Fund in shares of issuers of which the Trust is an affiliate for the year ended August 31, 2005.

Number of
	Shares Held			Number of
	Beginning	Gross	Gross	Shares Held
	of Year	Additions	Reductions	End of Year	Value at End
Name of Affiliated Issuer	(in 000’s)	(in 000’s)	(in 000’s)	(in 000’s)	of Year	Income

Entravision Communications Corp.	1,865	1,452	—	3,317	$27,003,473	$—

GOLDMAN SACHS GROWTH EQUITY FUNDS

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through their securities lending agent, Boston Global Advisers (BGA) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. In accordance with the Funds’ securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     Both the Funds and BGA receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the year ended August 31, 2005 are reported parenthetically on the Statements of Operations. The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
     The table below details the following items as of and for the period ended August 31, 2005:

				Earnings Received	Amounts Payable
			Earnings of BGA	From Lending to	to Goldman Sachs
	Market Value	Cash Collateral	Relating to Securities	Goldman Sachs	Upon Return
	of Securities	Received for Loans	Loaned for the	for the	of Securities
	on loan as of	Outstanding as of	Year ended	Year ended	Loaned as of
Fund	August 31, 2005	August 31, 2005	August 31, 2005	August 31, 2005	August 31, 2005

Capital Growth	$76,848,331	$78,240,325	$24,467	$885	$14,875,000

Growth Opportunities	239,875,271	243,277,375	76,528	61,288	14,886,800

Small/Mid-Cap Growth	77,724	77,950	99	—	—

6. LINE OF CREDIT FACILITY

The Funds participate in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 300% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment which has not been utilized. During the year ended August 31, 2005, the Funds did not have any borrowings under this facility.

 GOLDMAN SACHS GROWTH EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2005

7. ADDITIONAL TAX INFORMATION

The tax character of distributions paid by the Concentrated Growth Fund during the fiscal year ended August 31, 2004 was $272,050 from net long-term capital gains.
     The tax character of distributions paid during the fiscal year ended August 31, 2005 was as follows:

	Capital	Strategic	Concentrated	Growth	Small/Mid-Cap
	Growth	Growth	Growth	Opportunities	Growth

Distributions paid from:
Ordinary income	$—	$770,212	$198,047	$—	$—
Net long-term capital gains	—	—	1,521,443	—	—

Total taxable distributions	$—	$770,212	$1,719,490	$—	$—

     As of August 31, 2005, the components of accumulated earnings (losses) on a tax basis were as follows:

	Capital	Strategic	Concentrated	Growth	Small/Mid-Cap
	Growth	Growth	Growth	Opportunities	Growth

Undistributed ordinary income — net	$2,140,265	$157,521	$1,917,300	$—	$918
Undistributed long-term capital gains	—	—	2,097,812	48,705,804	—

Total undistributed earnings	2,140,265	157,521	4,015,112	48,705,804	918

Capital loss carryforward:*
Expiring 2009	—	(1,121,670)	—	—	—
Expiring 2010	(53,719,899)	(26,222,448)	—	—	—
Expiring 2011	(264,243,165)	(32,615,744)	—	—	—
Expiring 2012	—	(13,060,848)	—	—	—
Expiring 2013	—	(2,826,194)	—	—	—

Total capital loss carryforward	(317,963,064)	(75,846,904)	—	—	—
Timing differences (Post October losses)	(202)	(4,583,928)	—	—	(3,867)
Unrealized gains — net	343,763,716	34,751,957	14,365,902	242,876,371	203,631

Total accumulated earnings (losses) — net	$27,940,715	$(45,521,354)	$18,381,014	$291,582,175	$200,682

*	Expiration occurs on August 31 of the year indicated. Utilization of these losses may be limited under the Internal Revenue Code.

GOLDMAN SACHS GROWTH EQUITY FUNDS

7. ADDITIONAL TAX INFORMATION (continued)

     At August 31, 2005, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Capital	Strategic	Concentrated	Growth	Small/Mid-Cap
	Growth	Growth	Growth	Opportunities	Growth

Tax Cost	$1,642,765,481	$306,883,391	$133,434,206	$1,892,305,929	$5,989,144

Gross unrealized gain	413,660,443	52,755,337	19,078,034	338,852,071	456,475
Gross unrealized loss	(69,896,864)	(18,003,386)	(4,712,137)	(95,975,700)	(252,844)

Net unrealized security gain (loss)	$343,763,579	$34,751,951	$14,365,897	$242,876,371	$203,631

     The difference between book- and tax-basis unrealized appreciation (depreciation) is attributable to wash sales, differences related to the tax treatment of partnership investments and return of capital distributions from underlying fund investments.

8. CERTAIN RECLASSIFICATIONS

In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. These reclassifications resulted primarily from the difference in the tax treatment of net operating losses, partnership investments, redemptions utilized as distributions and the capital loss carryforward assumed in the reorganization described in footnote 9.

		Accumulated	Accumulated
		Undistributed	Net Realized
		Net	Gain (Loss)
		Investment	on Investment
Fund	Paid-in capital	Income	Transactions

Capital Growth	$(391,529)	$179,538	$211,991

Strategic Growth	14,182,671	55,631	(14,238,302)

Concentrated Growth	414,046	20,046	(434,092)

Growth Opportunities	(17,299,905)	17,437,672	(137,767)

Small/Mid-Cap Growth	(2,497)	2,497	—

 GOLDMAN SACHS GROWTH EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2005

9. OTHER MATTERS

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds and the Trustees and Officers of the Trust . In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. Certain investment portfolios of the Trust were named as nominal defendants in the amended complaint. The amended complaint alleges violations of the Act and the Investment Advisers Act of 1940. The consolidated and amended complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The consolidated and amended complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds; and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The consolidated and amended complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The consolidated and amended complaint also alleges GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class action and derivative action lawsuit will have a material adverse financial impact on the Funds is remote, and the pending action is not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

GOLDMAN SACHS GROWTH EQUITY FUNDS

9. OTHER MATTERS (continued)

Mergers and Reorganizations — At a meeting held on August 5, 2004, the Board of Trustees of the Trust approved an Agreement and Plan of Organization (“the Agreement”) providing for the tax-free acquisition of the Golden Oak Growth Portfolio by the Goldman Sachs Strategic Growth Fund. The acquisition was completed on September 28, 2004.

     Pursuant to the Agreement, the assets and liabilities of the Golden Oak Growth Portfolio (“Acquired Fund”) Institutional Class and Class A, were transferred into the Goldman Sachs Strategic Growth Fund (“Survivor”) Institutional Class and Class A, respectively, in a tax-free exchange as follows:

	Exchanged		Acquired
	Shares	Value of	Fund’s Shares
	of Survivor	Exchanged	Outstanding as of
Survivor/Acquired Fund	Issued	Shares	September 28, 2004

Goldman Sachs Strategic Growth Class A/ Golden Oak Growth Class A	682,200	$5,491,389	723,164

Goldman Sachs Strategic Growth Institutional Class/ Golden Oak Growth Institutional Class	4,540,293	37,365,408	4,719,198

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation and capital loss carryforwards. Utilization of the Acquired Fund’s capital loss carryforward may be limited under the Internal Revenue Code.

Survivor Fund’s
	Survivor Fund’s	Acquired Fund’s			Aggregate Net
	Aggregate Net	Aggregate Net	Acquired Fund’s	Acquired Fund’s	Assets
	Assets Before	Assets Before	Unrealized	Capital Loss	Immediately
Survivor/Acquired Fund	Acquisition	Acquisition	Appreciation	Carryforward	After Acquisition

Goldman Sachs Strategic Growth/ Golden Oak Growth	$329,499,240	$42,856,797	$909,037	$(31,400,410)	$372,356,037

Notes to Financial Statements (continued)
August 31, 2005

 GOLDMAN SACHS GROWTH EQUITY FUNDS

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Capital Growth Fund

	For the Year Ended		For the Year Ended
	August 31, 2005		August 31,22004

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	10,905,763	$210,332,623	12,322,402	$225,194,591
Shares issued in connection with merger	—	—	—	—
Reinvestments of distributions	—	—	—	—
Shares converted from Class B(a)	224,156	4,294,865	28,859	543,993
Shares repurchased	(16,027,832)	(309,560,258)	(25,840,576)	(469,353,768)

	(4,897,913)	(94,932,770)	(13,489,315)	(243,615,184)

Class B Shares
Shares sold	385,427	6,915,450	573,185	9,792,118
Reinvestments of distributions	—	—	—	—
Shares converted to Class A(a)	(240,768)	(4,294,865)	(30,804)	(543,993)
Shares repurchased	(3,021,247)	(54,340,154)	(3,128,568)	(53,696,607)

	(2,876,588)	(51,719,569)	(2,586,187)	(44,448,482)

Class C Shares
Shares sold	770,579	13,848,461	847,971	14,562,617
Reinvestments of distributions	—	—	—	—
Shares repurchased	(1,617,451)	(29,050,574)	(1,862,902)	(32,061,730)

	(846,872)	(15,202,113)	(1,014,931)	(17,499,113)

Institutional Shares
Shares sold	3,618,793	71,778,077	3,362,723	62,812,467
Shares issued in connection with merger	—	—	—	—
Reinvestments of distributions	—	—	—	—
Shares repurchased	(5,785,592)	(114,781,519)	(5,377,822)	(100,785,750)

	(2,166,799)	(43,003,442)	(2,015,099)	(37,973,283)

Service Shares
Shares sold	309,911	5,873,447	53,329	966,566
Reinvestments of distributions	—	—	—	—
Shares repurchased	(121,799)	(2,328,556)	(98,440)	(1,786,317)

	188,112	3,544,891	(45,111)	(819,751)

NET INCREASE (DECREASE)	(10,600,060)	$(201,313,003)	(19,150,643)	$(344,355,813)

(a)	Class B Shares automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Amount is less than 0.5 shares.

GOLDMAN SACHS GROWTH EQUITY FUNDS

Strategic Growth Fund				Concentrated Growth Fund

For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
August 31, 2005		August 31, 2004		August 31, 2005		August 31, 2004

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

4,240,659	$35,827,362	8,513,583	$71,048,493	1,837,881	$22,488,908	3,443,190	$42,060,240
682,200	5,491,389	—	—	—	—	—	—
2,512	21,829	—	—	69,024	858,655	10,850	128,356
5,653	46,699	—	—	223	2,822	—	—
(7,604,177)	(63,459,367)	(5,899,965)	(48,658,693)	(2,243,907)	(27,474,246)	(2,472,099)	(30,186,150)

(2,673,153)	(22,072,088)	2,613,618	22,389,800	(336,779)	(4,123,861)	981,941	12,002,446

76,841	628,161	292,155	2,319,155	2,503	29,795	6,136	74,182
—	—	—	—	86	1,048	29	337
(5,904)	(46,699)	—	—	(226)	(2,822)	—	—
(336,226)	(2,731,825)	(322,691)	(2,557,127)	(1,508)	(17,833)	(5,831)	(71,581)

(265,289)	(2,150,363)	(30,536)	(237,972)	855	10,188	334	2,938

321,254	2,614,812	644,477	5,071,513	15,677	188,143	19,652	221,898
—	—	—	—	343	4,193	68	792
(436,843)	(3,540,426)	(353,953)	(2,819,654)	(5,220)	(62,313)	(1)	(6)

(115,589)	(925,614)	290,524	2,251,859	10,800	130,023	19,719	222,684

3,690,890	31,671,888	8,743,063	74,057,039	3,910,548	47,602,138	2,125,858	26,159,198
4,540,293	37,365,408	—	—	—	—	—	—
64,477	570,622	—	—	57,029	715,718	8,506	101,140
(6,541,414)	(56,614,144)	(4,920,761)	(41,401,519)	(1,184,968)	(14,701,635)	(657,894)	(8,250,941)

1,754,246	12,993,774	3,822,302	32,655,520	2,782,609	33,616,221	1,476,470	18,009,397

7,907	65,681	36,777	318,093	14	175	—	—
—	—	—	—	2	27	— (b)	6
(14,841)	(128,730)	(241)	(2,001)	(13)	(174)	—	—

(6,934)	(63,049)	36,536	316,092	3	28	— (b)	6

(1,306,719)	$(12,217,340)	6,732,444	$57,375,299	2,457,488	$29,632,599	2,478,464	$30,237,471

Notes to Financial Statements (continued)
August 31, 2005

 GOLDMAN SACHS GROWTH EQUITY FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Growth Opportunities Fund

	For the Year Ended		For the Year Ended
	August 31, 2005		August 31,22004

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	19,358,328	$405,609,610	17,523,657	$330,319,134
Reinvestments of distributions	—	—	—	—
Shares converted from Class B(a)	37,348	784,427	—	—
Shares repurchased	(10,373,234)	(215,596,076)	(9,778,619)	(183,518,842)

	9,022,442	190,797,961	7,745,038	146,800,292

Class B Shares
Shares sold	472,532	9,442,842	752,102	13,386,817
Reinvestments of distributions	—	—	—	—
Shares converted to Class A(a)	(38,815)	(784,427)	—	—
Shares repurchased	(936,639)	(18,737,466)	(1,022,004)	(18,569,840)

	(502,922)	(10,079,051)	(269,902)	(5,183,023)

Class C Shares
Shares sold	2,322,801	46,445,349	1,164,534	20,885,352
Reinvestments of distributions	—	—	—	—
Shares repurchased	(885,316)	(17,586,556)	(1,061,554)	(19,149,072)

	1,437,485	28,858,793	102,980	1,736,280

Institutional Shares
Shares sold	22,950,565	488,741,156	8,435,963	160,658,930
Shares issued in connection with merger	—	—	—	—
Reinvestments of distributions	—	—	—	—
Shares repurchased	(5,780,309)	(124,540,094)	(3,837,216)	(73,703,876)

	17,170,256	364,201,062	4,598,747	86,955,054

Service Shares
Shares sold	379,877	8,027,822	58,161	1,108,522
Reinvestments of distributions	—	—	—	—
Shares repurchased	(85,389)	(1,819,067)	(10,022)	(186,966)

	294,488	6,208,755	48,139	921,556

NET INCREASE (DECREASE)	27,421,749	$579,987,520	12,225,002	$231,230,159

(a)	Class B Shares automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Commencement date of operations for the Small/Mid-Cap Growth Fund was June 30, 2005 for all share classes.

GOLDMAN SACHS GROWTH EQUITY FUNDS

Small/Mid-Cap Growth Fund

For the Period Ended
August 31, 2005(b)

Shares	Dollars

54,773	$565,210
—	—
—	—
(97)	(1,016)

54,676	564,194

6,624	68,115
—	—
—	—
—	—

6,624	68,115

1,848	18,883
—	—
—	—

1,848	18,883

521,716	5,222,357
—	—
—	—
—	—

521,716	5,222,357

1,000	10,000
—	—
—	—

1,000	10,000

585,864	$5,883,549

 GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net
	beginning	investment		and unrealized	investment	realized
Year - Share Class	of year	income (loss)(a)		gain (loss)	operations	gains

FOR THE YEARS ENDED AUGUST 31,

2005 - A	$18.31	$0.05	(d)	$1.70(e )	$1.75	$—
2005 - B	17.13	(0.09	)(d)	1.59(e )	1.50	—
2005 - C	17.10	(0.09	)(d)	1.59(e )	1.50	—
2005 - Institutional	18.77	0.13	(d)	1.75(e )	1.88	—
2005 - Service	18.14	0.01	(d)	1.71(e )	1.72	—

2004 - A	17.07	(0.05)		1.29	1.24	—
2004 - B	16.09	(0.17)		1.21	1.04	—
2004 - C	16.07	(0.17)		1.20	1.03	—
2004 - Institutional	17.44	0.03		1.30	1.33	—
2004 - Service	16.94	(0.07)		1.27	1.20	—

2003 - A	15.44	—	(c)	1.63	1.63	—
2003 - B	14.66	(0.11)		1.54	1.43	—
2003 - C	14.64	(0.11)		1.54	1.43	—
2003 - Institutional	15.71	0.06		1.67	1.73	—
2003 - Service	15.33	(0.01)		1.62	1.61	—

2002 - A	19.76	(0.05)		(4.24)	(4.29)	(0.03)
2002 - B	18.90	(0.18)		(4.03)	(4.21)	(0.03)
2002 - C	18.88	(0.18)		(4.03)	(4.21)	(0.03)
2002 - Institutional	20.02	0.02		(4.30)	(4.28)	(0.03)
2002 - Service	19.63	(0.07)		(4.20)	(4.27)	(0.03)

2001 - A	28.95	(0.06)		(7.23)	(7.29)	(1.90)
2001 - B	27.99	(0.23)		(6.96)	(7.19)	(1.90)
2001 - C	27.94	(0.22)		(6.94)	(7.16)	(1.90)
2001 - Institutional	29.19	0.03		(7.30)	(7.27)	(1.90)
2001 - Service	28.81	(0.08)		(7.20)	(7.28)	(1.90)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Amount is less than $0.005 per share.
(d)	Reflects income recognized from special dividends which amounted to $0.11 per share and 0.56% of average net assets.
(e)	Reflects an increase of $0.01 due to payments by affiliates during the period to reimburse certain security claims.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

						Ratios assuming no
						expense reductions

				Ratio of			Ratio of
		Net assets,	Ratio of	net investment		Ratio of	net investment
Net asset		at end of	net expenses	income (loss)		total expenses	income (loss)		Portfolio
value, end	Total	year	to average	to average		to average	to average		turnover
of year	return(b)	(in 000s)	net assets	net assets		net assets	net assets		rate

$20.06	9.56%	$1,374,264	1.39%	0.24	%(d)	1.45%	0.18	%(d)	34%
18.63	8.76	160,575	2.14	(0.48	)(d)	2.20	(0.54	)(d)	34
18.60	8.77	81,132	2.14	(0.49	)(d)	2.20	(0.55	)(d)	34
20.65	10.02	273,418	0.99	0.68	(d)	1.05	0.62	(d)	34
19.86	9.48	9,858	1.49	0.04	(d)	1.55	(0.02	)(d)	34

18.31	7.26	1,343,848	1.39	(0.26)		1.47	(0.34)		43
17.13	6.46	196,910	2.14	(1.01)		2.22	(1.09)		43
17.10	6.41	89,086	2.14	(1.01)		2.22	(1.09)		43
18.77	7.63	289,239	0.99	0.14		1.07	0.06		43
18.14	7.08	5,592	1.49	(0.36)		1.57	(0.44)		43

17.07	10.56	1,483,768	1.40	0.00		1.48	(0.08)		17
16.09	9.75	226,663	2.15	(0.74)		2.23	(0.82)		17
16.07	9.77	100,027	2.15	(0.74)		2.23	(0.82)		17
17.44	11.01	303,840	1.00	0.41		1.08	0.33		17
16.94	10.50	5,985	1.50	(0.10)		1.58	(0.18)		17

15.44	(21.74)	1,388,868	1.43	(0.29)		1.47	(0.33)		11
14.66	(22.31)	238,335	2.18	(1.04)		2.22	(1.08)		11
14.64	(22.33)	101,783	2.18	(1.04)		2.22	(1.08)		11
15.71	(21.41)	316,020	1.03	0.11		1.07	0.07		11
15.33	(21.78)	5,976	1.53	(0.39)		1.57	(0.43)		11

19.76	(26.48)	2,001,259	1.44	(0.25)		1.46	(0.27)		18
18.90	(27.06)	338,673	2.19	(1.00)		2.21	(1.02)		18
18.88	(27.00)	127,839	2.19	(1.00)		2.21	(1.02)		18
20.02	(26.18)	444,195	1.04	0.15		1.06	0.13		18
19.63	(26.58)	8,979	1.54	(0.35)		1.56	(0.37)		18

 GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized
Year - Share Class	of year	income (loss)(a)		gain (loss)	operations	income	gains

FOR THE YEARS ENDED AUGUST 31,

2005 - A	$8.07	$0.01	(d)	$0.67	$0.68	$— (c)	$—
2005 - B	7.76	(0.05	)(d)	0.64	0.59	—	—
2005 - C	7.78	(0.05	)(d)	0.63	0.58	—	—
2005 - Institutional	8.25	0.05	(d)	0.68	0.73	(0.04)	—
2005 - Service	8.10	—	(c)(d)	0.67	0.67	— (c)	—

2004 - A	7.79	(0.04)		0.32	0.28	—	—
2004 - B	7.55	(0.10)		0.31	0.21	—	—
2004 - C	7.56	(0.10)		0.32	0.22	—	—
2004 - Institutional	7.93	(0.01)		0.33	0.32	—	—
2004 - Service	7.82	(0.05)		0.33	0.28	—	—

2003 - A	6.95	(0.03)		0.87	0.84	—	—
2003 - B	6.79	(0.08)		0.84	0.76	—	—
2003 - C	6.80	(0.09)		0.85	0.76	—	—
2003 - Institutional	7.05	(0.01)		0.89	0.88	—	—
2003 - Service	6.97	(0.03)		0.88	0.85	—	—

2002 - A	9.22	(0.06)		(2.21)	(2.27)	—	—	(c)
2002 - B	9.07	(0.12)		(2.16)	(2.28)	—	—	(c)
2002 - C	9.08	(0.12)		(2.16)	(2.28)	—	—	(c)
2002 - Institutional	9.30	(0.02)		(2.23)	(2.25)	—	—	(c)
2002 - Service	9.23	(0.05)		(2.21)	(2.26)	—	—	(c)

2001 - A	12.52	(0.06)		(3.24)	(3.30)	—	—
2001 - B	12.40	(0.13)		(3.20)	(3.33)	—	—
2001 - C	12.42	(0.13)		(3.21)	(3.34)	—	—
2001 - Institutional	12.58	(0.02)		(3.26)	(3.28)	—	—
2001 - Service	12.52	(0.04)		(3.25)	(3.29)	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Amount is less than $0.005 per share.
(d)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.57% of average net assets.
(e)	Amount is less than 0.005%.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

						Ratios assuming no
						expense reductions

				Ratio of			Ratio of
		Net assets,	Ratio of	net investment		Ratio of	net investment
Net asset		end of	net expenses	income (loss)		total expenses	income (loss)		Portfolio
value, end	Total	year	to average	to average		to average	to average		turnover
of year	return(b)	(in 000s)	net assets	net assets		net assets	net assets		rate

$8.75	8.44%	$164,330	1.44%	0.12	%(d)	1.57%	(0.01	)% (d)	46%
8.35	7.60	10,195	2.19	(0.62	)(d)	2.32	(0.75	)(d)	46
8.36	7.46	11,392	2.19	(0.64	)(d)	2.32	(0.77	)(d)	46
8.94	8.82	155,546	1.04	0.54	(d)	1.17	0.41	(d)	46
8.77	8.27	261	1.54	0.00	(d)(e)	1.67	(0.13	)(d)	46

8.07	3.59	173,243	1.44	(0.47)		1.55	(0.58)		19
7.76	2.78	11,537	2.19	(1.22)		2.30	(1.33)		19
7.78	2.91	11,491	2.19	(1.22)		2.30	(1.33)		19
8.25	4.04	129,083	1.04	(0.07)		1.15	(0.18)		19
8.10	3.58	297	1.54	(0.58)		1.65	(0.69)		19

7.79	12.09	146,867	1.45	(0.49)		1.62	(0.66)		14
7.55	11.19	11,452	2.20	(1.24)		2.37	(1.41)		14
7.56	11.18	8,979	2.20	(1.24)		2.37	(1.41)		14
7.93	12.48	93,806	1.05	(0.09)		1.22	(0.26)		14
7.82	12.20	1	1.55	(0.44)		1.72	(0.61)		14

6.95	(24.59)	113,813	1.45	(0.66)		1.63	(0.84)		40
6.79	(25.11)	9,781	2.20	(1.41)		2.38	(1.59)		40
6.80	(25.08)	5,109	2.20	(1.41)		2.38	(1.59)		40
7.05	(24.17)	59,130	1.05	(0.27)		1.23	(0.45)		40
6.97	(24.46)	1	1.55	(0.58)		1.73	(0.76)		40

9.22	(26.35)	109,315	1.44	(0.52)		1.67	(0.75)		25
9.07	(26.84)	14,235	2.19	(1.27)		2.42	(1.50)		25
9.08	(26.88)	5,613	2.19	(1.27)		2.42	(1.50)		25
9.30	(26.06)	45,898	1.04	(0.15)		1.27	(0.38)		25
9.23	(26.27)	1	1.54	(0.37)		1.77	(0.60)		25

 GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset	Net
	value,	investment		Net realized	Total from	From net
	beginning	income		and unrealized	investment	realized
Year - Share Class	of period	(loss)(a)		gain	operations	gains

FOR THE YEARS ENDED AUGUST 31,

2005 - A	$11.70	$0.01	(d)	$1.22	$1.23	$(0.19)
2005 - B	11.53	(0.09	)(d)	1.21	1.12	(0.19)
2005 - C	11.51	(0.09	)(d)	1.20	1.11	(0.19)
2005 - Institutional	11.79	0.05	(d)	1.24	1.29	(0.19)
2005 - Service	11.70	—	(d)	1.22	1.22	(0.19)

2004 - A	11.64	(0.07)		0.17	0.10	(0.04)
2004 - B	11.56	(0.16)		0.17	0.01	(0.04)
2004 - C	11.55	(0.16)		0.16	—	(0.04)
2004 - Institutional	11.68	(0.02)		0.17	0.15	(0.04)
2004 - Service	11.64	(0.07)		0.17	0.10	(0.04)
FOR THE PERIOD ENDED AUGUST 31,

2003 - A (commenced September 3, 2002)	10.00	(0.08)		1.72	1.64	—
2003 - B (commenced September 3, 2002)	10.00	(0.16)		1.72	1.56	—
2003 - C (commenced September 3, 2002)	10.00	(0.16)		1.71	1.55	—
2003 - Institutional (commenced September 3, 2002)	10.00	(0.03)		1.71	1.68	—
2003 - Service (commenced September 3, 2002)	10.00	(0.07)		1.71	1.64	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.51% of average net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$12.74	10.52%	$62,366	1.48%		0.06	%(d)	1.71%		(0.17	)% (d)	46%
12.46	9.71	115	2.23		(0.72	)(d)	2.46		(0.95	)(d)	46
12.43	9.64	401	2.23		(0.76	)(d)	2.46		(0.99	)(d)	46
12.89	10.95	85,571	1.08		0.40	(d)	1.31		0.17	(d)	46
12.73	10.43	2	1.58		(0.05	)(d)	1.81		(0.28	)(d)	46

11.70	0.84	61,216	1.48		(0.61)		1.79		(0.92)		28
11.53	0.06	96	2.23		(1.38)		2.54		(1.69)		28
11.51	(0.02)	247	2.23		(1.34)		2.54		(1.65)		28
11.79	1.26	45,464	1.08		(0.20)		1.39		(0.51)		28
11.70	0.84	2	1.58		(0.61)		1.89		(0.92)		28

11.64	16.40	49,494	1.48	(c)	(0.76	)(c)	2.65	(c)	(1.93	)(c)	19
11.56	15.60	92	2.23	(c)	(1.50	)(c)	3.40	(c)	(2.67	)(c)	19
11.55	15.50	20	2.23	(c)	(1.53	)(c)	3.40	(c)	(2.70	)(c)	19
11.68	16.80	27,810	1.08	(c)	(0.32	)(c)	2.25	(c)	(1.49	)(c)	19
11.64	16.40	2	1.58	(c)	(0.72	)(c)	2.75	(c)	(1.89	)(c)	19

 GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net
	beginning	investment		and unrealized	investment	realized
Year - Share Class	of year	loss(a)		gain (loss)	operations	gains

FOR THE YEARS ENDED AUGUST 31,

2005 - A	$18.58	$(0.20	) (c)	$3.83	$3.63	$—
2005 - B	17.98	(0.34	)(c)	3.69	3.35	—
2005 - C	17.86	(0.34	)(c)	3.67	3.33	—
2005 - Institutional	18.97	(0.12	)(c)	3.92	3.80	—
2005 - Service	18.46	(0.23	)(c)	3.82	3.59	—

2004 - A	17.38	(0.15)		1.35	1.20	—
2004 - B	16.94	(0.28)		1.32	1.04	—
2004 - C	16.83	(0.28)		1.31	1.03	—
2004 - Institutional	17.67	(0.08)		1.38	1.30	—
2004 - Service	17.29	(0.17)		1.34	1.17	—

2003 - A	14.09	(0.12)		3.41	3.29	—
2003 - B	13.84	(0.22)		3.32	3.10	—
2003 - C	13.74	(0.22)		3.31	3.09	—
2003 - Institutional	14.27	(0.06)		3.46	3.40	—
2003 - Service	14.03	(0.13)		3.39	3.26	—

2002 - A	18.11	(0.15)		(3.87)	(4.02)	—
2002 - B	17.92	(0.27)		(3.81)	(4.08)	—
2002 - C	17.80	(0.27)		(3.79)	(4.06)	—
2002 - Institutional	18.26	(0.08)		(3.91)	(3.99)	—
2002 - Service	18.05	(0.16)		(3.86)	(4.02)	—

2001 - A	19.50	(0.14)		(0.66)	(0.80)	(0.59)
2001 - B	19.45	(0.28)		(0.66)	(0.94)	(0.59)
2001 - C	19.31	(0.28)		(0.64)	(0.92)	(0.59)
2001 - Institutional	19.59	(0.07)		(0.67)	(0.74)	(0.59)
2001 - Service	19.45	(0.16)		(0.65)	(0.81)	(0.59)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.03% of average net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

						Ratios assuming no
						expense reductions

				Ratio of			Ratio of
		Net assets,	Ratio of	net investment		Ratio of	net investment
Net asset		end of	net expenses	loss to		total expenses	loss to		Portfolio
value, end	Total	year	to average	average		to average	average		turnover
of year	return(b)	(in 000s)	net assets	net assets		net assets	net assets		rate

$22.21	19.54%	$936,312	1.49%	(0.94	)% (c)	1.49%	(0.94	)% (c)	62%
21.33	18.63	91,286	2.24	(1.69	)(c)	2.24	(1.69	)(c)	62
21.19	18.65	112,420	2.24	(1.69	)(c)	2.24	(1.69	)(c)	62
22.77	20.03	739,739	1.09	(0.54	)(c)	1.09	(0.54	)(c)	62
22.05	19.45	8,242	1.59	(1.04	)(c)	1.59	(1.04	)(c)	62

18.58	6.90	615,510	1.49	(0.80)		1.49	(0.80)		51
17.98	6.14	85,969	2.24	(1.55)		2.24	(1.55)		51
17.86	6.12	69,067	2.24	(1.55)		2.24	(1.55)		51
18.97	7.36	290,601	1.09	(0.40)		1.09	(0.40)		51
18.46	6.77	1,464	1.59	(0.87)		1.59	(0.87)		51

17.38	23.35	441,187	1.53	(0.80)		1.53	(0.80)		66
16.94	22.40	85,601	2.28	(1.56)		2.28	(1.56)		66
16.83	22.49	63,358	2.28	(1.56)		2.28	(1.56)		66
17.67	23.83	189,498	1.13	(0.41)		1.13	(0.41)		66
17.29	23.24	539	1.63	(0.90)		1.63	(0.90)		66

14.09	(22.20)	368,361	1.51	(0.87)		1.51	(0.87)		69
13.84	(22.77)	68,639	2.26	(1.62)		2.26	(1.62)		69
13.74	(22.81)	47,581	2.26	(1.62)		2.26	(1.62)		69
14.27	(21.89)	134,954	1.11	(0.47)		1.11	(0.47)		69
14.03	(22.27)	471	1.61	(0.99)		1.61	(0.99)		69

18.11	(4.17)	428,981	1.54	(0.74)		1.54	(0.74)		66
17.92	(4.92)	73,776	2.29	(1.49)		2.29	(1.49)		66
17.80	(4.85)	47,738	2.29	(1.49)		2.29	(1.49)		66
18.26	(3.79)	128,182	1.14	(0.34)		1.14	(0.34)		66
18.05	(4.24)	232	1.64	(0.84)		1.64	(0.84)		66

 GOLDMAN SACHS SMALL/MID-CAP GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout The Period

		Income (loss) from
		investment operations

	Net asset
	value,	Net	Net realized	Total from
	beginning	investment	and unrealized	investment
Year - Share Class	of period	loss(a)	gain	operations

FOR THE PERIOD ENDED AUGUST 31,

2005 - A (commenced June 30, 2005)	$10.00	$(0.01)	$0.41	$0.40
2005 - B (commenced June 30, 2005)	10.00	(0.02)	0.38	0.36
2005 - C (commenced June 30, 2005)	10.00	(0.02)	0.38	0.36
2005 - Institutional (commenced June 30, 2005)	10.00	— (d)	0.38	0.38
2005 - Service (commenced June 30, 2005)	10.00	(0.01)	0.38	0.37

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID-CAP GROWTH FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	loss to	total expenses	loss to	Portfolio
value, end	Total	period	to average	average	to average	average	turnover
of period	return(b)	(in 000s)	net assets(c)	net assets(c)	net assets(c)	net assets(c)	rate

$10.40	4.00%	$569	1.50%	(0.69)%	16.73%	(15.92)%	3%
10.36	3.60	69	2.25	(1.42)	17.48	(16.65)	3
10.36	3.60	19	2.25	(1.35)	17.48	(16.58)	3
10.38	3.80	5,415	1.10	(0.13)	16.33	(15.36)	3
10.37	3.70	10	1.60	(0.62)	16.83	(15.85)	3

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of

Goldman Sachs Trust — Growth Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Capital Growth Fund, Strategic Growth Fund, Concentrated Growth Fund, Growth Opportunities Fund and Small/ Mid-Cap Growth Fund (collectively “the Growth Equity Funds”), portfolios of the Goldman Sachs Trust, at August 31, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Growth Equity Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 28, 2005

 GOLDMAN SACHS GROWTH EQUITY FUNDS

Fund Expenses (Unaudited) — Six Month Period Ended August 31, 2005

As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (with respect to Class A, Class B, Class C, Institutional and Service Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2005 through August 31, 2005.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Capital Growth Fund				Strategic Growth Fund				Concentrated Growth Fund				Growth Opportunities Fund				Small/Mid Cap Growth Fund#

				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Expenses
	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months	Account	Account		Paid from
	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Value		6/30/05 to
Share Class	3/1/05	8/31/05		8/31/05*	3/1/05	8/31/05		8/31/05*	3/1/05	8/31/05		8/31/05*	3/1/05	8/31/05		8/31/05*	7/1/05	8/31/05		8/31/05*

Class A
Actual	$1,000	$1,042.10		$7.21	$1,000	$1,041.70		$7.41	$1,000	$1,051.20		$7.65	$1,000	$1,046.70		$7.74	$1,000	$1,040.00		$2.64
Hypothetical (5% return before expenses)	1,000	1,018.15	+	7.12	1,000	1,017.95	+	7.32	1,000	1,017.74	+	7.53	1,000	1,017.64	+	7.63	1,000	1,006.04	+	2.60

Class B
Actual	1,000	1,038.50		11.05	1,000	1,037.30		11.25	1,000	1,047.10		11.51	1,000	1,042.50		11.58	1,000	1,036.00		3.95
Hypothetical (5% return before expenses)	1,000	1,014.37	+	10.92	1,000	1,014.17	+	11.12	1,000	1,013.96	+	11.32	1,000	1,013.86	+	11.42	1,000	1,004.75	+	3.89

Class C
Actual	1,000	1,038.50		11.05	1,000	1,037.20		11.25	1,000	1,046.30		11.50	1,000	1,042.30		11.58	1,000	1,036.00		3.95
Hypothetical (5% return before expenses)	1,000	1,014.37	+	10.92	1,000	1,014.17	+	11.12	1,000	1,013.96	+	11.32	1,000	1,013.86	+	11.42	1,000	1,004.75	+	3.89

Institutional
Actual	1,000	1,044.00		5.15	1,000	1,043.20		5.36	1,000	1,053.10		5.59	1,000	1,048.80		5.68	1,000	1,038.00		1.93
Hypothetical (5% return before expenses)	1,000	1,020.16	+	5.09	1,000	1,019.96	+	5.30	1,000	1,019.76	+	5.50	1,000	1,019.66	+	5.60	1,000	1,006.73	+	1.91

Service
Actual	1,000	1,041.40		7.72	1,000	1,041.60		7.92	1,000	1,050.30		8.17	1,000	1,046.00		8.25	1,000	1,037.00		2.81
Hypothetical (5% return before expenses)	1,000	1,017.64	+	7.63	1,000	1,017.44	+	7.83	1,000	1,017.24	+	8.03	1,000	1,017.14	+	8.13	1,000	1,005.87	+	2.77

*	Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2005. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the calendar year. Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the financial highlights. The expense ratios for the period were as follows:

#	The Fund commenced operations on June 30, 2005.

Fund	Class A	Class B	Class C	Institutional	Service

Capital Growth Fund	1.40%	2.15%	2.15%	1.00%	1.50%
Strategic Growth Fund	1.44	2.19	2.19	1.04	1.54
Concentrated Growth Fund	1.48	2.23	2.23	1.08	1.58
Growth Opportunities Fund	1.50	2.25	2.25	1.10	1.60
Small Mid/Cap Fund	1.50	2.25	2.25	1.10	1.60

+	Hypothetical expenses are based on each Fund’s actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

 GOLDMAN SACHS GROWTH EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement

     The Trustees oversee the management of Goldman Sachs Trust (the “Trust”), and review the investment performance and expenses of the investment funds covered by this Report (the “Funds”) at regularly scheduled meetings held during the Funds’ fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for the Funds.

     The Management Agreement was most recently re-approved with respect to all of the Funds by the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), on June 16, 2005 (the “Annual Contract Meeting”). In addition, the Management Agreement was initially approved by the Trustees for the Small/ Mid-Cap Growth Fund (which commenced operations in June 2005) on May 12, 2005 (the “Small/ Mid Cap Meeting”).
     To assist the Trustees in their deliberations in connection with the approval of the Management Agreement, and in addition to the reviews of the Funds’ investment performance, expenses and other matters at other regularly scheduled meetings, the Trustees have a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on November 3, 2004, February 9, 2005 and May 11, 2005. At these Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the Funds’ management fee arrangements; (b) the Investment Adviser’s voluntary undertaking to reimburse certain expenses of the Funds that exceed specified levels; (c) the Investment Adviser’s potential economies of scale and a proposal to implement breakpoints for the fees payable by the Funds under the Management Agreement; (d) the relative expense levels of the Funds; (e) the Investment Adviser’s profitability with respect to the Trust and the Funds; (f) the quality of the services provided to the Funds; (g) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; and (h) industry practices relating to such approvals.
     At the Small/Mid-Cap Meeting the Trustees reviewed the Management Agreement as it applied to the Small/Mid-Cap Growth Fund, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s services; the fees and expenses to be paid by the Fund; the Investment Adviser’s anticipated costs and profits; the Investment Adviser’s potential economies of scale; the Investment Adviser’s proposal to voluntarily reimburse certain expenses of the Fund that exceeded a specified level; other benefits to be derived by the Investment Adviser and its affiliates from their relationship with the Fund; and a comparison of the Fund’s fees and expenses with those paid by other similar mutual funds. The Trustees also considered the investment performance of other growth funds managed by the Investment Adviser.
     At the Annual Contract Meeting the Trustees again reviewed matters that were considered at the Committee meetings and the Small/ Mid-Cap Meeting, and also considered additional matters including: (a) the investment performance of each Fund (except the Small/ Mid-Cap Growth Fund which had not commenced operations); (b) the quality of the Investment Adviser’s services; (c) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (d) the groups within the Investment Adviser that support the portfolio management team, including the legal and compliance departments, the valuation oversight group, the business planning team and the technology group; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, distribution and other services; (h) the fees charged by the Investment Adviser to other types of clients; (i) the terms of the Management Agreement; (j) the administrative services provided under the Management Agreement, including the oversight by the Investment Adviser of the Funds’ other service providers; and (k) the Investment Adviser’s brokerage policies, trade aggregation and allocation policies and employee trading practices. At the Annual Contract Meeting, the Trustees also considered at further length the fees and expenses paid by the Funds, the Funds’ expense trends over time, and the existing and proposed breakpoints in the contractual fee rates under the Management Agreement.
     In connection with the Committee meetings, the Small/Mid Cap Meeting and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended additional sessions at which the Trustees reviewed the commission rates paid by the Funds on brokerage transactions, and the Investment Adviser’s receipt of research services in connection with those transactions. Information was also provided to the Trustees relating to revenue sharing by the Investment Adviser, portfolio manager compensation and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions without employees of the Investment Adviser present.
     In evaluating the Management Agreement at the Small/Mid Cap Meeting and the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser,

GOLDMAN SACHS GROWTH EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (continued)

its services and the Funds. At meetings held during the year the Trustees had received materials relating to the Investment Adviser’s investment management and other services under the Management Agreement, including: (a) information on the investment performance of the Funds in comparison to other mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds.

     In connection with their approvals of the Management Agreement for each of the Funds, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. These services include services as the Funds’ transfer agent, securities lending agent and distributor. In addition, affiliates of the Investment Adviser receive compensation in connection with the execution of Funds’ portfolio securities transactions and sales loads on the sale of certain classes of shares offered by the Funds. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Funds and had, in fact, committed those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance and risk management. The Trustees also believed that the Investment Adviser had made significant commitments to address new regulatory compliance requirements applicable to the Funds and the Investment Adviser, including education and training initiatives.
     The Trustees also considered the investment performance of the Funds (except the Small/Mid-Cap Growth Fund) and the Investment Adviser. In this regard, the Trustees compared the investment performance of the Funds to the performance of other SEC-registered funds and to rankings and ratings issued by a third-party consultant. The Trustees also reviewed the Funds’ investment performance relative to their respective performance benchmarks. For Funds that had been in existence for the applicable periods, this information on the Funds’ investment performance was provided for one, three and five years. In addition, the Trustees considered the investment performance trends of the Funds over time, and reviewed the investment performance of the Funds in light of their respective investment objectives and policies, as well as in light of periodic analyses of their respective risk profiles. The Trustees believed that the Funds were providing competitive performance for long-term investors.
     The Board of Trustees also considered the contractual fee rates payable by the Funds under the Management Agreement. In this regard, information on the services rendered by the Investment Adviser to the Funds, the fees paid by the Funds and the Funds’ total operating expense ratios were compared to similar information for mutual funds advised by other, unaffiliated investment management firms. Most of the comparisons of the Funds’ fee rates and total operating expense ratios were prepared by a third-party consultant. These comparisons assisted the Trustees in evaluating the reasonableness of the management fees paid by the Funds.
     More particularly, the Trustees reviewed analyses prepared by a third party consultant of the expenses of the Funds. The analyses provided a comparison of the Funds’ management fees to relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and, except for the Small/Mid-Cap Growth Fund, a five-year (or, if shorter, life of Fund) history comparing each Fund’s expenses to a category average. The analyses also compared the Funds’ other expenses to peer groups and medians. In addition, the Trustees noted the Investment Adviser’s voluntary undertaking to limit the Funds’ total expense ratios (excluding certain expenses) to specified levels.
     The Board of Trustees also considered the breakpoints in the contractual fee rate payable by the Capital Growth Fund under the Management Agreement that were approved by the Trustees in May 2004, and the breakpoints in the contractual fee rates under the Management Agreement for the Strategic Growth Fund, Concentrated Growth Fund and Growth Opportunities Fund that were proposed for approval at the Annual Contract Meeting. At the Annual Contract Meeting the Board approved the implementation of breakpoints in the Funds’ contractual management fee rates at the following annual percentages of the average daily net assets of the respective Funds:

	Strategic Growth Fund	Concentrated Growth Fund

Up to $1 billion	1.00%	1.00%
Next $1 billion	0.90	0.90
Over $2 billion	0.86	0.86

Growth Opportunities Fund

Up to $2 billion	1.00%
Over $2 billion	0.90

 GOLDMAN SACHS GROWTH EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (continued)

The new breakpoints were implemented initially on a voluntary basis effective July 1, 2005, and will ultimately be implemented on a contractual basis within twelve months.

     In addition, in connection with the initial approval of the Management Agreement for the Small/ Mid-Cap Growth Fund, the Board approved the following breakpoint in the contractual fee rate for that Fund:

Small/Mid-Cap Growth Fund

Up to $2 billion	1.00%
Over $2 billion	0.90

     In approving these fee breakpoints, the Trustees reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Funds and their shareholders were participating in the benefits of these economies. In this regard, the Trustees considered the amount of assets in the Funds (or, in the case of the Small/ Mid-Cap Growth Fund, projected assets); the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits (or, in the case of the Small/ Mid-Cap Growth Fund, projected profits) realized by them; and information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. The Trustees agreed that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels.
     The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Funds as stated above, including the fees received by them for transfer agency, securities lending, distribution and brokerage services, and the brokerage and research services received by the Investment Adviser in connection with the placement of brokerage transactions for the Funds. In addition, the Trustees reviewed the Investment Adviser’s pre-tax revenues and pre-tax margins with respect to the Trust and the Funds (other than the Small/ Mid-Cap Growth Fund). In this regard the Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules and expense allocation methodologies.
     After deliberation, the Trustees concluded at the Small/ Mid-Cap Meeting with respect to the Small/ Mid-Cap Growth Fund, and at the Annual Meeting with respect to all of the Funds, that the management fees paid by Funds were reasonable in light of the services provided by the Investment Adviser, its actual or projected costs and the Funds’ current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued.

GOLDMAN SACHS GROWTH EQUITY FUNDS

Goldman Sachs Trust — Growth Equity Funds — Tax Information (Unaudited)

     For the year ended August 31, 2005, 100% and 98.74% of the dividends paid from net investment company taxable income by the Strategic Growth Fund and Concentrated Growth Fund, respectively, qualify for the dividends received deduction available to corporations.

     For the year ended August 31, 2005, the Strategic Growth Fund and Concentrated Growth Fund designate 100% of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

     Pursuant to Section 852 of the Internal Revenue Code, the Concentrated Growth Fund and Growth Opportunities Fund designate $1,577,353 and $139,388, respectively, as capital gain dividends paid during the year ended August 31, 2005.

 GOLDMAN SACHS GROWTH EQUITY FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 63	Chairman & Trustee	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President—Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-Present); Member of Cornell University Council (1992-2004); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-Present); Trustee, Institute for Higher Education Policy (2003- Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board and Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	65	None

John P. Coblentz, Jr. Age: 64	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	65	None

Patrick T. Harker Age: 46	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-Present); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	65	None

Mary P. McPherson Age: 70	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); and Director, American School of Classical Studies in Athens (1997-Present) and Trustee Emeriti; Retirement Health Solutions (post-retirement medical insurance program for non-profit institutions (since 2005).

			Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	65	None

Wilma J. Smelcer Age: 56	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-April 2004). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	65	Lawson Products Inc. (distributor of industrial products).

GOLDMAN SACHS GROWTH EQUITY FUNDS

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Richard P. Strubel Age: 66	Trustee	Since 1987	Vice Chairman and Director, Unext, Inc. (provider of educational services via the internet) (2003-Present); President, COO and Director, Unext, Inc. (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	65	Gildan Activewear Inc. (an activewear clothing marketing and manufacturing company); Unext, Inc. (provider of educational services via the internet); Northern Mutual Fund Complex (53 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Alan A. Shuch Age: 55	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	65	None

*Kaysie P. Uniacke Age: 44	Trustee &	Since 2001	Managing Director, GSAM (1997-Present).	65	None
President	Since 2002	Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).

President—Goldman Sachs Mutual Fund Complex (2002- Present) (registered investment companies).

			Assistant Secretary—Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Howard B. Surloff.
[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of August 31, 2005, the Trust consisted of 59 portfolios, including the Funds described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726

 GOLDMAN SACHS GROWTH EQUITY FUNDS

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
Name, Age And Address

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 44	President & Trustee	Since 2002 Since 2001	Managing Director, GSAM (1997-Present).

Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).

President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary—Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

James A. Fitzpatrick 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 45	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999). Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 32 Old Slip New York, NY 10005 Age: 42	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004)

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 40	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer—Goldman Sachs Mutual Fund Complex (registered investment companies).

Howard B. Surloff One New York Plaza 37th Floor New York, NY 10004 Age: 40	Secretary	Since 2001	Managing Director, Goldman Sachs (November 2002-Present); Associate General Counsel, Goldman Sachs and General Counsel to the U.S. Funds Group (December 1997-Present).

Secretary—Goldman Sachs Mutual Fund Complex (registered investment companies) (2001-Present) and Assistant Secretary prior thereto.

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $482.1 billion in assets under management as of June 30, 2005 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

THE GOLDMAN SACHS ADVANTAGE

Our goal is to deliver:

Strong, Consistent Investment Results

- Global Resources and Global Research
- Team Approach
- Disciplined Processes

Innovative, Value-Added Investment Products

- Thoughtful Solutions
- Risk Management

Outstanding Client Service

- Dedicated Service Teams
- Excellence and Integrity

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.


INTERNATIONAL EQUITY
Higher Risk/Return
DOMESTIC EQUITY
ASSET ALLOCATION PORTFOLIOS
SPECIALTY
FIXED INCOME
MONEY MARKET
Lower Risk/Return

International Equity Funds

- Asia Growth Fund
- Emerging Markets Equity Fund
- International Growth Opportunities Fund
- Japanese Equity Fund
- European Equity Fund
- International Equity Fund
- CORE℠ International Equity Fund

Domestic Equity Funds

- Small Cap Value Fund
- CORE℠ Small Cap Equity Fund
- Small/Mid-Cap Growth Fund
- Mid Cap Value Fund
- Concentrated Growth Fund
- Growth Opportunities Fund
- Research Select Fund℠
- Strategic Growth Fund
- Capital Growth Fund
- Large Cap Value Fund
- Growth and Income Fund
- CORE℠ Large Cap Growth Fund
- CORE℠ Large Cap Value Fund
- CORE℠ U.S. Equity Fund

Asset Allocation Funds

- Balanced Fund
- Asset Allocation Portfolios

Specialty Funds

- Tollkeeper Fund℠
- CORE℠ Tax-Managed Equity Fund
- U.S. Equity Dividend and Premium Fund
- Real Estate Securities Fund

Fixed Income Funds

- Emerging Markets Debt Fund
- High Yield Fund
- High Yield Municipal Fund
- Global Income Fund
- Investment Grade Credit Fund
- Core Fixed Income Fund
- U.S. Mortgages Fund
- Municipal Income Fund
- Government Income Fund
- Short Duration Tax-Free Fund
- Short Duration Government Fund
- Ultra-Short Duration Government Fund
- Enhanced Income Fund

Money Market Funds[1]

[1] **An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.**

The Goldman Sachs Research Select Fund℠, Tollkeeper Fund℠ and CORE℠ are registered service marks of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005 TRUSTEES O F F I C E R S Ashok N. Bakhru, Chairman Kaysie P. Uniacke, President John P. Coblentz, Jr. James A. Fitzpatrick, Vice President Patrick T. Harker James A. McNamara, Vice President Mary Patterson McPherson John M. Perlowski, Treasurer Alan A. Shuch Howard B. Surloff, Secretary Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke GOLDMAN, SACHS & CO. GOLDMAN SACHS ASSET MANAGEMENT, L.P. Distributor and Transfer Agent Investment Adviser Visit our Web site at www.gs.com/funds to obtain the most recent month-end returns The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov. The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended November 30, 2004 and every first and third fiscal quarter thereafter, the Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). The Capital Growth, Strategic Growth, Concentrated Growth and Growth Opportunities Funds may invest in foreign securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Funds may be unable to sell certain of their portfolio securities without a substantial drop in price, if at all. The Small/Mid Cap Growth Fund may also invest in foreign securities and emerging market securities. Foreign and emerging market securities may be more volatile than investment in U.S. securities and will be subject to the risks of currency fluctuations and political developments. The Capital Growth, Strategic Growth, Concentrated Growth and Growth Opportunities Funds may participate in the Initial Public Offering (IPO) market, and a portion of the Funds’ returns consequently may be attributable to their investment in IPOs. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public mar ket, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. When a fund’s asset base is small, IPOs may have a magnified impact on the fund’s performance. As a fund’s assets grow, it is probable that the effect of the fund’s investment in IPOs on its total returns may not be as significant, which could reduce the fund’s performance. Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’ s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds. Copyright 2005 Goldman, Sachs & Co. All rights reserved. Date of first use: October 30, 2005 / 05-1648 GROWTHAR / 164.1K /10-05

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). The Code of Ethics is attached hereto as Exhibit 11(a)(1).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Item 4 – Principal Accountant Fees and Services for the Goldman Sachs Trust: The accountant fees below reflect the aggregate fees billed to all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

Table 1 – Items 4(a) – 4(d)

	2005	2004	Description of Services Rendered
Audit Fees:
•PricewaterhouseCoopers LLP	$762,000	$701,500	Financial statement audits
(“PwC”)
•Ernst & Young LLP (“E&Y”)	$427,000	$422,500	Financial statement audits
Audit-Related Fees:
•PwC	$214,600	$198,800	Other attest services
•E&Y	$0	$0
Tax Fees:
•PwC	$176,800	$175,900	Tax compliance services provided
			in connection with the
			preparation and review of the
			Registrant’s tax returns.
•E&Y	$84,850	$75,650	Tax compliance services provided
			in connection with the
			preparation and review of the
			Registrant’s tax returns.
All Other Fees:
•E&Y	$0	$0

Items 4(b)(c) & (d) Table 2. Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Goldman Sachs Trust’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2005	2004	Description of Services Rendered
Audit-Related Fees:
•PwC	$683,000	$683,000	Internal control review
			performed in accordance with
			Statement on Auditing Standards
			No. 70.
•E&Y	$18,325	$0	Audit related time borne by the funds’ adviser
Tax Fees:
•PwC	$0	$0
•E&Y	$0	$0
All Other Fees:
•PwC	$0	$16,000	Review of form N-14 for
			purposes of consent issuance.
•E&Y	$10,000	$8,000	Review of form N-14 for
			purposes of consent issuance.

*	These include the adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) – Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of the Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the Goldman Sachs Trust’s service affiliates listed in Table 2 were approved by the Trust’s audit committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the 12 months ended August 31, 2005 and August 31, 2004 were approximately $391,400 and $374,700, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended November 26, 2004 and November 28, 2003 were approximately $3.9 million and $4.2 million, respectively.

The aggregate non-audit fees billed to GST by E&Y for the 12 months ended August 31, 2005 and August 31, 2004 were approximately $84,850 and $75,650, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by E&Y for non-audit services for the twelve months ended December 31, 2004 and December 31, 2003 were approximately $34.5 million and $30.9 million, respectively.

Item 4(h) – GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

/s/ Kaysie Uniacke

By: Kaysie Uniacke
Chief Executive Officer of
Goldman Sachs Trust

Date: November 10, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kaysie Uniacke
By: Kaysie Uniacke
Chief Executive Officer of
Goldman Sachs Trust

Date: November 10, 2005

/s/ John M. Perlowski
By: John M. Perlowski
Chief Financial Officer of
Goldman Sachs Trust

Date: November 10, 2005